                         ------------------------------

                COMBINED PROSPECTUS AND STATEMENT OF ADDITIONAL
                                  INFORMATION
                          ---------------------------

                     RCM INTERNATIONAL GROWTH EQUITY FUND A

                                  OFFERED BY:
                            RCM CAPITAL FUNDS, INC.

                      Four Embarcadero Center, Suite 3000
                        San Francisco, California 94111
                                 (415) 954-5400

THIS COMBINED PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION RELATES TO RCM
    INTERNATIONAL GROWTH EQUITY FUND A, A SERIES OF RCM CAPITAL FUNDS, INC.,
          SPECIALIZING IN FOREIGN EQUITY AND EQUITY-RELATED SECURITIES
                     -------------------------------------

RCM INTERNATIONAL GROWTH EQUITY FUND A (THE "FUND") is a non-diversified no-load series of RCM Capital Funds, Inc. (the "Company"), an open-end management investment company. Shares of the Fund may be purchased and redeemed at their net asset value without a sales or redemption charge. (See HOW TO PURCHASE SHARES and REDEMPTION OF SHARES.) THE COMPANY CURRENTLY OFFERS SHARES OF THE FUND SOLELY TO INSTITUTIONS AND INDIVIDUALS ("CLIENTS") WHO HAVE ENTERED INTO AN INVESTMENT MANAGEMENT AGREEMENT OR INVESTMENT ADVISORY AGREEMENT WITH THE FUND'S INVESTMENT MANAGER, RCM CAPITAL MANAGEMENT (THE "INVESTMENT MANAGER"). THE COMPANY EXPECTS TO CONTINUE THIS POLICY IN THE FUTURE. THE INVESTMENT MANAGER MAY FOR DISCRETIONARY ACCOUNT CLIENTS BE AUTHORIZED TO DETERMINE THE AMOUNT AND TIMING OF PURCHASES AND REDEMPTIONS OF SHARES OF THE FUND HELD BY SUCH CLIENTS, SUBJECT ONLY TO GENERAL AUTHORIZATIONS AND GUIDELINES OF THOSE CLIENTS. (See INVESTMENT BY EMPLOYEE BENEFIT PLAN.)

The Fund's investment objective is to seek appreciation of capital, primarily through investment in a portfolio of foreign equity and equity-related securities. Such investments will be chosen primarily with regard to their potential for capital appreciation. The Investment Manager will not take into consideration the tax effect of long-term versus short-term capital gains when making investment decisions. Current income will be considered only as part of total investment return and will not be emphasized. The Fund will also employ certain currency management techniques to hedge against currency exchange rate fluctuations, and may from time to time use such techniques to enhance return. (See INVESTMENT OBJECTIVE AND POLICIES.)

Investments in foreign equity and equity-related securities involve significant risks, some of which are not typically associated with investments in securities of domestic issuers. The use of currency management techniques also involves significant risks and, when employed to enhance return, is considered speculative. There can be no assurance the Fund will achieve its investment objective. (See INVESTMENT AND RISK CONSIDERATIONS.)

This Combined Prospectus and Statement of Additional Information sets forth concisely the information about the Fund that prospective investors should know before investing. Investors should read this document and retain it for future use.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS COMBINED PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

No person has been authorized to give any information or to make any representations other than those contained in this Combined Prospectus and Statement of Additional Information in connection with the offer contained in this Combined Prospectus and Statement of Additional Information, and, if given or made, such information or representations must not be relied upon as having been authorized by the Company. This Combined Prospectus and Statement of Additional Information is not an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.
                         ------------------------------
             The Date of this Combined Prospectus and Statement of
                     Additional Information is May 22, 1995
                         ------------------------------

                         ------------------------------

                               TABLE OF CONTENTS
                          ---------------------------

                                                                                          PAGE
Synopsis.............................................................................           1
Summary Of Fees And Expenses.........................................................           2
Investment Results...................................................................           3
Investment Objective And Policies....................................................           4
Investment and Risk Considerations...................................................          15
Investment Restrictions..............................................................          20
Directors And Officers...............................................................          22
The Investment Manager...............................................................          25
Execution Of Portfolio Transactions..................................................          27
Investment By Employee Benefit Plans.................................................          30
How To Purchase Shares...............................................................          32
Net Asset Value......................................................................          33
Redemption Of Shares.................................................................          35
Dividends, Distributions And Tax Status..............................................          36
Description Of Capital Stock.........................................................          39
Shareholder Reports..................................................................          40
Counsel..............................................................................          41
Independent Accountants..............................................................          41
Safekeeping Of Securities, Distributor, And Transfer And
 Redemption Agent....................................................................          41
Additional Information...............................................................          41
Appendix A: Information Regarding Certain Foreign Countries..........................          43
Germany..............................................................................          43
Japan................................................................................          44
United Kingdom.......................................................................          44
Appendix B: Certain Portfolio Management Techniques..................................          45
Futures Transactions.................................................................          45
Options On Securities And Securities Indices.........................................          50
Currency Management Techniques.......................................................          52

                         ------------------------------

                                    SYNOPSIS
                          ---------------------------

The following summary is qualified in its entirety by the detailed information appearing elsewhere in this Combined Prospectus and Statement of Additional Information (hereinafter the "Prospectus").

RCM CAPITAL FUNDS, INC. (THE "COMPANY") is an open-end management investment company. RCM International Growth Equity Fund A (the "Fund") is a non-diversified no-load series of the Company. THE COMPANY CURRENTLY OFFERS SHARES OF THE FUND SOLELY TO INSTITUTIONS AND INDIVIDUALS ("CLIENTS") WHO HAVE ENTERED INTO AN INVESTMENT MANAGEMENT AGREEMENT OR INVESTMENT ADVISORY AGREEMENT WITH THE FUND'S INVESTMENT MANAGER, RCM CAPITAL MANAGEMENT (THE "INVESTMENT MANAGER"). THE COMPANY EXPECTS TO CONTINUE THIS POLICY IN THE FUTURE. THE INVESTMENT MANAGER MAY FOR DISCRETIONARY ACCOUNT CLIENTS BE AUTHORIZED TO DETERMINE THE AMOUNT AND TIMING OF PURCHASES AND REDEMPTIONS OF SHARES OF THE FUND HELD BY SUCH CLIENTS SUBJECT ONLY TO GENERAL AUTHORIZATIONS AND GUIDELINES OF THOSE CLIENTS. (See HOW TO PURCHASE SHARES.)

The Fund's investment objective is to seek appreciation of capital, primarily through investment in a portfolio of foreign equity and equity-related securities. During normal market conditions, the Fund will invest at least 65% of its total assets in foreign equity and equity-related securities, and will invest in securities of issuers located in at least ten different countries. Investments in securities of issuers organized or headquartered in Japan, the United Kingdom and Germany may in each country aggregate up to 65% of the Fund's total assets. The Fund's investments will be chosen primarily with regard to their potential for capital appreciation. Current income of securities in which the Fund has invested or may consider investing will be considered only as part of total return and will not be emphasized. "Foreign equity and equity-related securities" are defined as (i) equity and equity-related securities of companies that are organized or headquartered, or whose operations principally are conducted, outside of the United States, (ii) equity and equity-related securities that are principally traded outside the United States, regardless of where the issuer of such securities is organized or headquartered or where its operations principally are conducted, and (iii) securities of other investment companies investing exclusively in such equity and equity-related securities. There can be no assurance the Fund will meet its investment objective.

The Fund may employ certain currency management techniques to hedge against currency exchange rate fluctuations. These techniques may include hedging up to 100% of the Fund's total assets. The Investment Manager may also from time to time use such techniques to enhance the Fund's return.

The value of the Fund's shares will fluctuate because of the fluctuations in the value of the securities in the Fund's portfolio. The Fund will be non-diversified within the meaning of the Investment Company Act of 1940 (the "1940 Act"), and may be more susceptible to risks associated with a single economic, political or regulatory occurrence than diversified funds. When the Fund sells portfolio securities, it may realize a gain or a loss. In addition, investments in foreign equity and equity-related securities involve significant risks, some of which are not typically associated with investments in securities of domestic issuers. The use of currency management techniques also involves significant risks and, when employed to enhance return, is considered speculative. An investment in the Fund is not insured against loss of principal. (See INVESTMENT AND RISK CONSIDERATIONS.)

The Investment Manager is actively engaged in providing investment supervisory services, as defined in the Investment Advisers Act of 1940, to institutional and individual clients.

Shares of the Fund are purchased without a sales charge. The minimum initial investment is $50,000 and the minimum subsequent investment is $1,000. The Company acts as transfer and redemption agent for the Fund's shares. (See HOW TO PURCHASE SHARES AND REDEMPTION OF SHARES.)

Shareholder inquiries may be directed to the Company or the Investment Manager in writing to Four Embarcadero Center, Suite 3000, San Francisco, California 94111, or by telephone at (415) 954-5400.

                         ------------------------------
                          SUMMARY OF FEES AND EXPENSES
                          ---------------------------

Shareholder Transaction Expenses
-----------------------------------------------------------
  All Sales Loads, and Redemption and Exchange Fees               None

Annual Fund Operating Expenses
-----------------------------------------------------------

  Investment Management Fees                                     0.75%
  Other Expenses (after expense reduction(1/))                   0.25%
                                                             ---------
  Total Fund Operating Expenses (after expense
   reduction(1/))                                                1.00%

Hypothetical Example of Effect of Expenses                            1 year        3 years
-----------------------------------------------------------------  -------------  -----------

You would pay the following total expenses on a $1,000
investment, assuming (1) a 5% annual return and (2) redemption at
the end of each time period:                                         $      10     $      32

------------------------

1/ The Investment Manager has voluntary agreed, for at least the first year of public operation of the Fund, to pay the Fund on a quarterly basis the amount, if any, by which certain ordinary operating expenses of the Fund exceed the annual rate of 1% of the average net assets of the Fund. Actual total operating expenses for the first year of public operation of the Fund are estimated to be 1.00% of average net assets. (See THE INVESTMENT MANAGER.)

THIS EXAMPLE HAS BEEN PREPARED IN ACCORDANCE WITH APPLICABLE REGULATIONS OF THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC" OR THE "COMMISSION"), IS BASED ON THE EXPECTED EXPENSES OF THE FUND FOR ITS FIRST YEAR OF OPERATION, AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OR RETURN. ACTUAL EXPENSES AND/OR RETURN MAY BE GREATER OR LESSER THAN THOSE SHOWN. The purpose of the above table is

--------------------------------------------------------------------------------
to give you information in order to understand various costs and expenses of the Fund that an investor may bear directly or indirectly.

For  more  information  concerning  fees  and  expenses  of  the  Fund,  see THE
INVESTMENT  MANAGER,  EXECUTION  OF   PORTFOLIO  TRANSACTIONS,  AND   DIVIDENDS,
DISTRIBUTIONS, AND TAX STATUS.

In accordance with applicable SEC regulations, this example assumes that: (1) the percentage amounts listed under Annual Fund Operating Expenses remain the same in each year of the one and three year periods; (2) the amount of the Fund's assets remains constant at approximately $50 million (actual expenses are anticipated to be lower if the Fund's assets are greater); and (3) all dividends and distributions will be reinvested by the shareholder. This example also reflects recurring fees charged to all investors. SEC regulations require that the example be based on a $1,000 investment, although the minimum initial purchase of Fund shares is actually $50,000. (See HOW TO PURCHASE SHARES.)

The Fund is responsible for the payment of its operating expenses, including brokerage and commission expenses; taxes levied on the Fund; interest charges on borrowings (if any); charges and expenses of the Fund's custodian; investment management fees due to the Investment Manager; and all of the Fund's other ordinary operating expenses (e.g., legal and audit fees, securities registration expenses and compensation of non-interested directors of the Company). Expenses attributable to the Fund are charged against the assets of the Fund. General expenses of the Company's three series, the Fund, RCM Growth Equity Fund and RCM Small Cap Fund, are allocated among the portfolios in a manner proportionate to the net assets of each portfolio, on a transactional basis or on such other basis as the Board of Directors deems equitable. (See THE INVESTMENT MANAGER.)

Clients of the Investment Manager who are shareholders of the Fund will, through the Fund, pay a fee to the Investment Manager on the portion of their assets invested in shares of the Fund. However, such clients will not pay additional fees to the Investment Manager on the portions of their assets invested in the Fund. A Client's assets not invested in shares of the Fund will be subject to fees in accordance with the Investment Management Agreement or Investment Advisory Agreement between the Client and the Investment Manager. Clients who invest in shares of the Fund will generally pay an aggregate fee through the Fund which is higher than that paid by other Clients not invested in the Fund. (See INVESTMENT MANAGER and INVESTMENT BY EMPLOYEE BENEFIT PLANS.)

                         ------------------------------

                               INVESTMENT RESULTS
                          ---------------------------

The Fund may, from time to time, include information on its investment results and/or comparisons of its investment results to various unmanaged indices or results of other mutual funds or groups of mutual funds in advertisements or in reports furnished to present or prospective shareholders. See ADDITIONAL INFORMATION for a brief description of these comparisons. Investment results will include information calculated on a total return basis in the manner set forth below.

Average  total  return  ("T")  will   be  calculated  as  follows:  an   initial
hypothetical investment of $1000 ("P") is divided by the net asset value as of the first day of the period in order

--------------------------------------------------------------------------------
to determine the initial number of shares purchased. Subsequent dividends and capital gain distributions are reinvested at net asset value on the reinvestment date determined by the Board of Directors. The sum of the initial shares purchased and shares acquired through reinvestment is multiplied by the net asset value per share as of the end of the period ("n") to determine ending redeemable value ("ERV"). The ending value divided by the initial investment converted to a percentage equals total return. The formula thus used, as required by the SEC, is:

                                 P(1+T)N = ERV

The resulting percentage indicates the positive or negative investment results that an investor would have experienced from reinvested dividends and capital gain distributions and changes in share price during the period.

This formula reflects the following assumptions: (1) all share sales at net asset value, without a sales load deduction from the $1,000 initial investment;
(2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) complete redemption at the end of any period illustrated. Total return may be calculated for one year, five years, ten years, and for other periods, and will typically be updated on a quarterly basis. The average annual compound rate of return over various periods may also be computed by utilizing ending values as determined above.

In addition, in order more completely to represent the Fund's performance or more accurately to compare such performance to other measures of investment return, the Fund also may include in advertisements and shareholder reports other total return performance data based on time-weighted, monthly-linked total returns computed on the percentage change of the month end net asset value of the Fund after allowing for the effect of any cash additions and withdrawals recorded during the month. Returns may be quoted for the same or different periods as those for which average total return is quoted. The Fund's investment results will vary from time to time depending upon market conditions, the composition of the Fund's portfolio, and operating expenses, so that any investment results reported should not be considered representative of what an investment in the Fund may earn in any future period. These factors and possible differences in calculation methods should be considered when comparing the Fund's investment results with those published for other investment companies, other investment vehicles and unmanaged indices. Results also should be considered relative to the risks associated with the Fund's investment objectives and policies.

                         ------------------------------

                       INVESTMENT OBJECTIVE AND POLICIES
                          ---------------------------

The Fund's investment objective is to seek appreciation of capital, primarily through investment in a portfolio of foreign equity and equity-related securities. Current income from the Fund's investment portfolio will be considered only as a part of total investment return, and will not be emphasized. There can be no assurance that the Fund's investment objective will be achieved.

The Fund expects to invest primarily in the common stock of high quality growth companies. The Investment Manager will seek to

--------------------------------------------------------------------------------
identify industries and companies throughout the world that are expected to have higher-than-average rates of growth and securities with strong potential for capital appreciation relative to their downside exposure. In most cases, these companies will have one or more of the following characteristics: superior management; strong balance sheets; differentiated or superior products or services; substantial capacity for growth in revenue, through either an expanding market or through expanding market share; strong commitment to research and development; or a steady stream of new products and services. While the Fund will emphasize growth companies, the Fund also expects to invest in emerging growth companies as well as cyclical and semi-cyclical companies, if the Investment Manager believes that such companies have above-average growth potential.

The Fund is also authorized, under normal market conditions, to invest a portion of its assets in equity and equity-related securities of U.S. issuers and U.S. and foreign currency and currency management transactions (see CURRENCY MANAGEMENT and OTHER INVESTMENT TRANSACTIONS). The Fund presently expects to engage in foreign currency or currency management transactions only to settle foreign securities transactions or to hedge currency exposure related to its foreign equity and equity-related investments. The Fund presently does not expect to purchase U.S. or foreign debt securities (other than cash equivalent instruments with a maturity of one year or less), U.S. equity securities, or illiquid securities, except on an occasional basis when the Investment Manager believes that unusually attractive investments are available. However, the Investment Manager reserves the right to engage in any of the transactions described below when it believes that doing so is in the best interests of the Fund.

THE FUND IS DESIGNED AS AN INVESTMENT FOR EMPLOYEE BENEFIT PLANS AND OTHER TAX-EXEMPT INVESTORS. ALTHOUGH TAXABLE INVESTORS AND INSTITUTIONS ARE PERMITTED TO INVEST IN THE FUND, PROSPECTIVE TAXABLE INVESTORS NEED TO BE AWARE THAT THE INVESTMENT MANAGER WILL CONSIDER THE TAX EFFECT OF CAPITAL GAIN OR LOSS RECOGNITION OR ANY DIFFERENCE IN THE TREATMENT OF LONG- AND SHORT-TERM CAPITAL GAINS UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") WHEN MAKING INVESTMENT DECISIONS FOR THE FUND'S PORTFOLIO. (SEE DIVIDENDS, DISTRIBUTIONS AND TAX STATUS.) AS A RESULT, THE FUND MAY BE MANAGED DIFFERENTLY THAN AN INVESTMENT COMPANY DESIGNED FOR TAXABLE INVESTORS. TAXABLE INVESTORS SHOULD CONSIDER CAREFULLY WHETHER THE FUND IS AN APPROPRIATE INVESTMENT FOR THEM.

The equity and equity-related securities in which the Fund intends to invest include common stock, preferred stock, convertible preferred stock, convertible debt obligations, warrants or other rights to acquire stock, and options on stocks and stock indexes. The Fund may also write put and call options on stocks and stock indexes.

INVESTMENT IN FOREIGN SECURITIES. Under normal market conditions, the Fund will invest at least 65% of its total assets in foreign equity and equity-related securities. For purposes of the Fund's investment objective and policies, the term "foreign equity and equity-related securities" is deemed to include (i) equity and equity-related securities of companies that are organized or headquartered, or whose operations principally are conducted, outside of the United States, (ii) equity and equity-related securities that are principally traded outside of the United States, regardless of where the issuer of such securities is organized or headquartered or where its operations principally are conducted, and (iii) securities of other investment companies investing exclusively in such equity and equity-related securities.

--------------------------------------------------------------------------------

The securities markets of many countries have at times in the past moved relatively independently of one another due to different economic, financial, political, and social factors. In seeking to achieve its investment objective, the Fund will allocate its assets among securities of countries and in currency denominations where opportunities for meeting the Fund's investment objective are expected to be the most attractive. In addition, from time to time, the Fund may strategically adjust its investments among issuers based in various countries and among the various equity markets of the world in order to take advantage of diverse global opportunities for capital appreciation, based on the Investment Manager's evaluation of prevailing trends and developments, as well as on the Investment Manager's assessment of the potential for capital appreciation (as compared to the risks) of particular companies, industries, countries, and regions.

Under normal market conditions, the Fund will invest its assets in securities of issuers organized or headquartered in at least ten different foreign countries. The Fund will be non-diversified within the meaning of the 1940 Act. Under normal market conditions, no more than 25% of the Fund's total assets may be invested in securities of issuers that are organized or headquartered in any one foreign country other than Japan, the United Kingdom and Germany; investments in securities of issuers that are organized or headquartered in Japan, the United Kingdom and Germany may in each country aggregate up to 65% of the Fund's total assets. For purposes of these percentage limitations, the term "securities" does not include foreign currencies, which means that the Fund could have more than 65% of its total assets denominated in the currency of Japan, the United Kingdom or Germany and more than 25% of its total assets denominated in the currency of any other country. See APPENDIX A: INFORMATION REGARDING CERTAIN FOREIGN COUNTRIES for further information regarding Japan, the United Kingdom and Germany.

INVESTMENT IN DEVELOPED FOREIGN COUNTRIES. The Fund expects to invest a substantial portion of its assets in securities of companies that are organized or headquartered in developed foreign countries. As of the date this Prospectus, the term "developed foreign countries" is deemed for purposes of this Prospectus to include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Luxembourg, Malaysia, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. At the discretion of the Investment Manager, the Fund may also invest in securities of companies that are organized or headquartered in other developed foreign countries. The Fund may choose not to be invested in all developed foreign countries at one time, and may choose not to invest in particular developed foreign countries at any time, depending on the Investment Manager's view of the investment opportunities available.

INVESTMENT IN EMERGING MARKET COUNTRIES. In addition, the Fund may invest a maximum of 30% of its total assets in securities of companies that are organized or headquartered in emerging market countries. However, the Fund will not invest more than 10% of its total assets in securities of issuers that are organized or headquartered in any one emerging market country. For purposes of these percentage limitations, the term "securities" does not include foreign currencies, which means that the Fund could have more than 30% of its total assets denominated in currencies of emerging market countries and more than 10% of its total assets denominated in the currency of any one emerging market country. The term "emerging market countries"

--------------------------------------------------------------------------------
is deemed for purposes of this Prospectus to include any country that is generally considered to be an emerging or developing country by the World Bank, the International Finance Corporation, or the United Nations or its authorities. As a general matter, countries that are not considered to be developed foreign countries by the Investment Manager will be deemed to be emerging market countries. (See INVESTMENT IN DEVELOPED FOREIGN COUNTRIES above.)

As their economies grow and their markets grow and mature, some countries that currently may be characterized by the Investment Manager as emerging market countries may be deemed by the Investment Manager to be developed foreign countries. In the event that the Investment Manager deems a particular country to be a developed foreign country, any investment in securities issued by that country's government or by an issuer located in that country would not be subject to the Fund's overall limitation on investments in emerging market countries.

Securities of issuers organized or headquartered in emerging market countries may, at times, offer excellent opportunities for capital appreciation. However, prospective investors should be aware that the markets of emerging market countries historically have been more volatile than the markets of the U.S. and developed foreign countries, and thus that the risks of investing in securities of issuers organized or headquartered in emerging market countries may be far greater than the risks of investing in developed foreign markets. See INVESTMENT AND RISK CONSIDERATIONS -- EMERGING MARKET SECURITIES for a more detailed discussion of the risk factors associated with investments in emerging market securities. In addition, movements of emerging market currencies historically have had little correlation with movements of developed foreign country currencies. Prospective investors should consider these risk factors carefully before investing in the Fund. Some emerging market countries have currencies whose value is closely linked to the U.S. dollar. Emerging market countries also may issue debt denominated in U.S. dollars.

It is unlikely that the Fund will be invested in equity securities in all emerging market countries at any time. Moreover, investing in some emerging markets currently may not be desirable or feasible, due to lack of adequate custody arrangements for the Fund's assets, overly burdensome repatriation or similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks, poor values of investments in those markets relative to investments in other emerging markets, in developed foreign markets, or in the U.S., or for other reasons.

INVESTMENT CRITERIA. Certain of the Investment Manager's investment criteria are described in the introductory paragraphs of INVESTMENT OBJECTIVES AND POLICIES above. In determining whether securities of particular issuers are believed to have the potential for capital appreciation, the Investment Manager will evaluate the fundamental value of each enterprise, as well as its prospects for growth. Because current income is not the Fund's investment objective, the Fund will not restrict its investments in equity securities to those issuers with a record of dividend payments. In evaluating particular investment opportunities, the Investment Manager may consider, in addition to the factors described above, the anticipated economic growth rate, the political outlook, the anticipated inflation rate, the currency outlook, and the interest rate environment for the country and the region in which a particular company is located. When the Investment Manager believes it would be appropriate and useful, the Investment Manager's personnel may visit company headquarters and plant sites to assess a company's operations and to meet and evaluate its key executives.

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                                     Page 7
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The Investment Manager also will consider whether other risks may be  associated with particular securities.

There is no limitation on the market capitalization of the issuers in which the Fund will invest. However, as of the date of this Prospectus, the Investment Manager intends to invest primarily in equity securities of issuers with market capitalizations in excess of $1 billion, and does not intend to invest more than 10% of its total assets in securities of issuers with market capitalizations below $100 million.

The Fund expects to invest primarily in securities that are traded on recognized foreign securities exchanges. However, the Fund also may invest in securities that are traded only over-the-counter, either in the United States or in foreign markets, when the Investment Manager believes that investment in such securities meets the Fund's investment criteria. Subject to certain other restrictions (see, e.g., INVESTMENT IN ILLIQUID SECURITIES), the Fund also may invest in securities that are not publicly traded either in the U.S. or in foreign markets.

INVESTMENT IN DEPOSITORY RECEIPTS. The Fund expects to invest a substantial portion of its total assets directly in the common stock of foreign companies. In addition, the Fund may invest in securities of foreign companies in the form of sponsored and unsponsored American Depository Receipts ("ADRs"), European
Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs"), or other similar instruments representing securities of foreign companies. ADRs are receipts that typically are issued by an American bank or trust company. ADRs represent the right to receive securities of foreign companies deposited in the domestic bank or a correspondent bank. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. EDRs and GDRs are receipts issued by a non-U.S. financial institution evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for trading in U.S. securities markets, either on exchanges or over-the-counter; EDRs, in bearer form, are designed for trading in European securities markets; and GDRs, in registered or bearer form, are designed for trading on a global basis. Where it is possible to invest either in an ADR, EDR, or GDR, or to invest directly in the underlying security, the Fund will evaluate which investment opportunity is preferable, based on relative trading volume, anticipated liquidity, differences in currency risk, and other factors.

Depository receipts may have risks that are similar to those of foreign equity securities. (See INVESTMENT AND RISK CONSIDERATIONS -- DEPOSITORY RECEIPTS.) Therefore, for purposes of the Fund's investment policies and restrictions, depository receipts will be treated as foreign equity securities, based on the country in which the underlying issuer is organized or headquartered. An illiquid depository receipt will be treated as an illiquid security for purposes of the Fund's restriction on the purchase of such securities, unless the depository receipt is convertible by the Fund within seven days into cash.

INVESTMENT IN OTHER INVESTMENT COMPANIES. The laws of some foreign countries may make it difficult or impossible for the Fund to invest directly in issuers organized or headquartered in those countries, or may place limitations on such investment. In such cases, the only practical means of investment may be through investment in other investment companies that in turn are authorized to invest in the securities of such issuers. In such cases and in other appropriate circumstances, and subject to the restrictions referred to above regarding investments in companies organized or headquartered in foreign countries, the Fund may invest up to 10% of its total assets, calculated at the time of purchase, in other investment companies. The Fund may not

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                                     Page 8
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invest more than 5% of it total  assets in the securities of any one  investment company or acquire more than 3% of the voting securities of any other investment company. To the extent that the Fund invests in other investment companies, the Fund would bear its proportionate share of any management or administration fees paid by investment companies in which it invests. At the same time, the Fund would continue to pay its own management fees and other expenses.

CURRENCY MANAGEMENT. Securities purchased by the Fund may be denominated in U.S. dollars, foreign currencies, or multinational currency units such as the European Currency Unit (a "basket" comprised of specified amounts of currencies of certain of the members of the European Community). Movements in the various securities markets may be offset by changes in foreign currency exchange rates. Exchange rates frequently move independently of securities markets in a particular country. As a result, gains in a particular securities market may be affected, either positively or negatively, by changes in exchange rates.

The Fund may employ certain currency management techniques to hedge against currency exchange rate fluctuations. The Fund's hedging techniques may include hedging up to 100% of its total assets. The Fund may also cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency, if there is a pattern of correlation between the two currencies. In addition, the Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Manager, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rates.

From time to time, the Fund may also employ currency management techniques to enhance its total return, although it presently does not intend to do so. The Fund may not employ more than 30% of its total assets, calculated at the time of purchase, in currency management techniques for the purpose of enhancing returns.

The management techniques that the Fund may employ consist of forward foreign currency exchange contracts, currency options, futures contracts, options on futures contracts and currency swaps. A forward currency exchange contract is an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Currency options are rights to purchase or sell a specific currency at a future date at a specified price. Currency swaps involve the exchange of rights to make or receive payments in specified currencies. Futures contracts and futures options are described below under Futures Transactions. See APPENDIX B: CERTAIN PORTFOLIO MANAGEMENT TECHNIQUES for a more detailed description of these currency management techniques.

The Fund will incur costs in connection with conversions between various currencies. In addition, the active currency management techniques described in the preceding paragraphs involve risks different than those that arise in connection with investments in dollar-denominated securities of U.S. issuers. Furthermore, to the extent that such techniques are used to enhance return, they are considered speculative. To the extent that the Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk than would otherwise be the case. The Fund's net currency positions may expose it to risks independent of its securities positions. (See APPENDIX B: CURRENCY MANAGEMENT TECHNIQUES.)

The Fund's ability to engage in currency transactions may be limited by the requirements of the Internal Revenue Code of 1986

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                                     Page 9
for qualification as a regulated investment company and the Fund's intention to continue to qualify as such. (See DIVIDENDS, DISTRIBUTIONS AND TAX STATUS.) The Fund's ability and decisions to purchase or sell portfolio securities also may be affected by the laws or regulations in particular countries relating to convertibility and repatriation of assets. Because the shares of the Fund are redeemable in U.S. dollars each day the Fund determines its net asset value, the Fund must have the ability at all times to obtain U.S. dollars to the extent necessary to meet redemptions. Under present conditions, the Investment Manager does not believe that these considerations will have any significant adverse effect on its portfolio strategy, although there can be no assurances in this regard.

OTHER PORTFOLIO INVESTMENTS. As noted earlier, under normal market conditions, the Fund will invest at least 65% of its total assets in foreign equity and equity-related securities. However, the Fund may also invest up to 10% of its total assets in equity and equity-related securities of U.S. issuers. In addition, the Fund has the authority, under normal market conditions, to invest up to 20% of its total assets in U.S. Government obligations, debt obligations of foreign governments and their respective agencies, instrumentalities, and authorities, debt obligations issued or guaranteed by international or supranational entities, and debt obligations of foreign corporate issuers, if in the judgment of the Investment Manager such investments are advisable and offer the potential to enhance total return. As of the date of this Prospectus, the Investment Manager does not intend to purchase U.S. or foreign debt securities (other than cash equivalent instruments with a maturity of one year or less or U.S. equity securities), except on an occasional basis when the Investment Manager believes that unusually attractive investments are available. The timing of purchase and sale transactions in debt obligations may result in capital appreciation or depreciation because the value of debt obligations varies inversely with prevailing interest rates.

The non-convertible debt obligations in which the Fund will invest will be rated, at the time of purchase, BBB or higher by Standard & Poor's Corporation ("Standard & Poor's") or Baa or higher by Moody's Investor Services, Inc.
("Moody's"), or, if unrated, determined by the investment Manager to be of comparable investment quality. If the rating of an investment grade security held by the Fund is downgraded, the Investment Manager will determine whether it is in the best interests of the Fund to continue to hold the security in its investment portfolio. Convertible debt obligations will not be subject to rating requirements.

U.S. Government obligations include obligations issued or guaranteed as to principal and interest by the U.S. Government and its agencies and instrumentalities, by the right of the issuer to borrow from the U.S. Treasury, by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality, or only by the credit of the agency or instrumentality.

From time to time, the Investment Manager may determine that, in its judgment, political and economic factors affect foreign markets to such an extent that there are unusual risks in being substantially invested in such markets. In such circumstances, based upon the Investment Manager's determination that market conditions are not normal, the Fund retains the flexibility to assume a temporary defensive posture in response to such market conditions. During times when the Investment Manager believes a temporary defensive posture is warranted, including times involving international, political, or economic uncertainty, the Fund may hold part or all of its assets in cash or cash-equivalent investments (as described below),

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                                    Page 10

U.S. Government obligations, non-convertible preferred stocks, and non-convertible corporate bonds with a remaining maturity of less than one year. When the Fund is so invested, the Fund may not be achieving its investment objective.

INVESTMENT IN ILLIQUID SECURITIES. The Fund may invest up to 10% of the value of its net assets in securities that are illiquid. (See INVESTMENT RESTRICTIONS.) However, the Fund presently expects to purchase illiquid securities only on an occasional basis when the Investment Manager believes that unusually attractive investments are available.

Securities may be considered illiquid if the Fund cannot reasonably expect to receive approximately the amount at which the Fund values such securities within seven days. The Investment Manager has the authority to determine whether specific securities are liquid or illiquid pursuant to standards established by the Company's Board of Directors. The Investment Manager takes into account a number of factors in reaching liquidity decisions, including, but not limited to: the listing of the security on an exchange or national market system; the frequency of trading in the security; the number of dealers who publish quotes for the security; the number of dealers who serve as market makers for the security; the apparent number of other potential purchasers; and the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited, and the mechanics of transfer).

The Fund's investments in illiquid securities may include securities that are not registered for resale under the Securities Act of 1933 and therefore are subject to restrictions on resale. When the Fund purchases unregistered securities, the Fund may, in appropriate circumstances, obtain the right to register such securities at the expense of the issuer. In such cases, there may be a lapse of time between the Fund's decision to sell any such security and the registration of the security permitting sale. During any such period, the price of the security will be subject to market fluctuations.

The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A under the Securities Act of 1933, the Board of Directors may determine, in particular cases, that such securities are not illiquid securities notwithstanding the legal or contractual restrictions on their resale. Investing in Rule 144A securities could have the effect of increasing Fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities.

CASH-EQUIVALENT INVESTMENTS. Other than as described below under INVESTMENT RESTRICTIONS, the Fund is not restricted with regard to the types of cash-equivalent investments it may make. When the Investment Manager believes that such investments are an appropriate part of the Fund's overall investment strategy, the Fund may hold or invest all (for temporary defensive purposes) or a portion of its assets in any of the following, denominated in U.S. dollars, foreign currencies, or multinational currency units: cash; short-term U.S. or foreign government securities; commercial paper rated at least A-2 by Standard & Poor's or P-2 by Moody's; certificates of deposit or other deposits of banks deemed creditworthy by the Investment Manager pursuant to standards adopted by the Company's Board of Directors; time deposits; bankers' acceptances; and repurchase agreements related to any of the foregoing.

A certificate of deposit is a short-term obligation of a commercial bank. A bankers' acceptance is a time draft drawn on a

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                                    Page 11
commercial bank by a borrower, usually in connection with international commercial transactions. A repurchase agreement involves a transaction by which an investor (such as the Fund) purchases a security and simultaneously obtains the commitment of the seller (a member bank of the Federal Reserve System or a securities dealer deemed creditworthy by the Investment Manager pursuant to standards adopted by the Company's Board of Directors) to repurchase the security at an agreed-upon price on an agreed-upon date within a number of days (usually not more than seven) from the date of purchase.

FUTURES TRANSACTIONS. The Fund may purchase and sell stock index futures contracts and futures options as a hedge against changes in market conditions that may result in changes in the value of the Fund's portfolio securities. The Fund may also purchase and sell currency futures contracts and futures options, to hedge against currency exchange rate fluctuations or to enhance returns.

A stock index (such as the Standard & Poor's 500 Stock Price Index) assigns relative values to the common stocks included in the index, and the index fluctuates with changes in the market values of the common stocks so included. A futures contract on a stock index or currency is an agreement between two parties to take or make delivery of an amount of cash equal to the difference between the value of the index or currency at the close of the last trading day of the contract and the price at which the index or currency contract was originally written. See APPENDIX B: CERTAIN PORTFOLIO MANAGEMENT TECHNIQUES for further information about futures and futures options.

OPTIONS TRANSACTIONS. The Fund may purchase and sell (write) listed covered put and call options on stocks and stock indexes as a hedge against changes in market conditions that may result in changes in the value of the Fund's portfolio securities. The aggregate premiums on put options and call options purchased by the Fund may not in each case exceed 5% of the market value of the net assets of the Fund as of the date of purchase. In addition, the Fund will not purchase or sell options if, immediately thereafter, more than 25% of its net assets would be hedged.

A put gives the holder the right, in return for the premium paid, to require the writer of the put to purchase from the holder a security at a specified price. A call gives the holder the right, in return for the premium paid, to require the writer of the call to sell a security to the holder at a specified price. An option on a securities index gives the holder the right, in return for the premium paid, to require the writer to pay cash equal to the difference between the closing price of the index and the exercise of the option, times a specified multiplier. Put and call options are traded on U.S. and foreign exchanges. A put option is covered if the writer maintains cash or cash equivalents equal to the exercise price in a segregated account. A call option is covered if the writer owns the security underlying the call or has an absolute and immediate right to acquire the security without additional cash consideration upon conversion or exchange of other securities held by it. See APPENDIX B: CERTAIN PORTFOLIO MANAGEMENT TECHNIQUES for further information about options.

WHEN-ISSUED, FIRM COMMITMENT AND DELAYED SETTLEMENT TRANSACTIONS. The Fund may purchase securities on a delayed delivery or "when-issued" basis and may enter into firm commitment agreements (transactions in which the payment obligation and interest rate are fixed at the time of the transaction but the settlement is delayed). Delivery and payment for these securities typically occur 15 to 45 days after the commitment to purchase, but delivery and payment can be scheduled for shorter or longer periods, based upon the

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                                    Page 12
agreement of the buyer and the seller. No interest accrues to the purchaser during the period before delivery. The Fund normally will not enter into these transactions for the purpose of leverage, but may sell the right to receive delivery of the securities before the settlement date. The value of the securities at settlement may be more or less than the agreed upon price.

The Fund will segregate cash, U.S Government securities or other liquid, high quality debt securities in an amount sufficient to meet its payment obligations with respect to any such transactions. To the extent that assets are segregated for this purpose, the Fund's liquidity and the ability of the Investment Manager to manage its portfolio may be adversely affected.

PORTFOLIO TURNOVER. The Fund may invest in securities on either a long-term or short-term basis. The Fund may invest with the expectation of short-term capital appreciation if the Investment Manager believes that such action will benefit the Fund's shareholders. The Fund also may sell securities that have been held on a short-term basis if the Investment Manager believes that circumstances make the sale of such securities advisable. This may result in a taxable shareholder paying higher income taxes than would be the case with investment companies emphasizing the realization of long-term capital gains. Because the Investment Manager will purchase and sell securities for the Fund's portfolio without regard to the length of the holding period for such securities, it is possible that the Fund's portfolio will have a higher turnover rate than might be expected for investment companies that invest substantially all of their funds for long-term capital appreciation or generation of current income. Securities in the Fund's portfolio will be sold whenever the Investment Manager believes it is appropriate to do so, regardless of the length of time that securities have been held, and securities may be purchased or sold for short-term profits whenever the Investment Manager believes it is appropriate or desirable to do so. Turnover will be influenced by sound investment practices, the Fund's investment objectives, and the need for funds for the redemption of the Fund's shares.

The Investment Manager anticipates that annual portfolio turnover rate should not exceed 100%, but the turnover rate will not be a limiting factor when the Investment Manager deems portfolio changes appropriate, and the Fund's portfolio turnover rate may exceed 100% in certain years or during certain periods. A 100% portfolio turnover rate would occur if the value of purchases OR sales of portfolio securities (whichever is less) for a year (excluding purchases of U.S. Treasury issues and securities with a maturity of one year or less) were equal to 100% of the average monthly value of the securities held by the Fund during such year. As a result of the manner in which turnover is measured, a higher turnover rate could also occur during the first year of Fund operations, and during periods when the Fund's assets are growing or shrinking. A higher portfolio turnover rate would increase aggregate brokerage commission expenses, which must be borne directly by the Fund and ultimately by the Fund's shareholders, and may under certain circumstances make it more difficult for the Fund to qualify as a regulated investment company under the Internal Revenue Code. (See EXECUTION OF PORTFOLIO TRANSACTIONS AND DIVIDENDS, DISTRIBUTIONS and TAX STATUS.)

OTHER INVESTMENT POLICIES AND TECHNIQUES. From time to time, it may be advantageous for the Fund to borrow money rather than sell portfolio positions to raise the cash to meet redemption requests. Accordingly, the Fund may borrow from banks or through reverse repurchase agreements or "roll" transactions, but only in connection with meeting requests for redemption of the Fund's shares. The Fund also may borrow up to 5% of its total assets for temporary or emergency purposes other

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                                    Page 13
than to meet redemptions. However, the Fund will not borrow money for leveraging purposes. The Fund may continue to purchase securities while borrowings are outstanding, but will not do so when the Fund's borrowings exceed 5% of its total assets. The 1940 Act permits the Fund to borrow only from banks and only to the extent that the value of its total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including the proposed borrowing), and requires the Fund to take prompt action to reduce its borrowings if this limit is exceeded. For this purpose, reverse repurchase and roll transactions are considered to be borrowings.

A reverse repurchase agreement involves a transaction by which a borrower (such as the Fund) sells a security to a purchaser (a member bank of the Federal Reserve System or a recognized securities dealer) and simultaneously agrees to repurchase the security at an agreed-upon price on an agreed-upon date within a number of days (usually not more than seven) from the date of purchase. A "roll" transaction is similar to a reverse repurchase agreement, except that the security repurchased is substantially similar, but not identical, to the security sold (such as securities issued by the same U.S. Government agency or instrumentality, having the same original term to maturity and the same rate of interest, but backed by a different pool of mortgage obligations than the security sold by the Fund).

The Fund is authorized to make loans of portfolio securities, for the purpose of realizing additional income, to broker-dealers or other institutional investors deemed creditworthy by the Board of Directors. The borrower must maintain with the Fund's custodian collateral consisting of cash, U.S. Government securities or other liquid, high grade debt equal to at least 100% of the value of the borrowed securities, plus any accrued interest. The Fund will receive any interest paid on the loaned securities, and a fee and/or a portion of the interest earned on the collateral.

In making purchases within the above policies (which may be changed without shareholder consent), the Fund and the Investment Manager will be subject to all of the restrictions referred to under INVESTMENT RESTRICTIONS. If a percentage restriction on an investment or utilization of assets set forth under INVESTMENT RESTRICTIONS is adhered to at the time the investment is made, a later change in percentage resulting from changing value or a similar type of event will not be considered a violation of the Fund's investment policies or restrictions.

The Fund may exchange securities, exercise conversions or subscription rights, warrants or other rights to purchase common stock or other equity securities and may hold, except to the extent limited by the 1940 Act any such securities so acquired without regard to the Fund's investment policies and restrictions.

The Fund's investment objective is a fundamental policy that may not be changed without a vote of its shareholders. Except as otherwise stated under INVESTMENT RESTRICTIONS the Fund's investment policies are not fundamental and may be changed without a vote of the shareholders. If there is a change in the Fund's investment objective or policies, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial positions and needs.

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                                    Page 14

                         ------------------------------

                       INVESTMENT AND RISK CONSIDERATIONS
                          ---------------------------

INVESTMENTS IN FOREIGN SECURITIES GENERALLY. Investments in foreign equity securities may offer investment opportunities and potential benefits not available from investments solely in securities of U.S. issuers. Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of the Investment Manager, to offer better opportunity for long-term capital appreciation than investments in securities of U.S. issuers, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the U.S. and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not necessarily move in a manner parallel to U.S. stock markets.

At the same time, however, investing in foreign equity securities involves significant risks, some of which are not typically associated with investing in securities of U.S. issuers. For example, the value of investments in such securities may fluctuate based on changes in the value or one or more foreign currencies relative to the U.S. dollar, and a change in the exchange rate of one or more foreign currencies could reduce the value of certain portfolio securities. Currency exchange rates may fluctuate significantly over short periods of time, and are generally determined by the forces of supply and demand and other factors beyond the Fund's control. Changes in currency exchange rates may, in some circumstances, have a greater effect on the market value of a security than changes in the market price of the security. To the extent that a substantial portion of the Fund's total assets is denominated or quoted in the currency of a foreign country, the Fund will be more susceptible to the risk of adverse economic and political developments within that country. As discussed above, the Fund may employ certain investment techniques to hedge its foreign currency exposure; however, such techniques also entail certain risks.

In addition, information about foreign issuers may be less readily available than information about domestic issuers. Foreign issuers generally are not subject to accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Furthermore, with respect to certain foreign countries, the possibility exists of expropriation, nationalization, revaluation of currencies, confiscatory taxation, and limitations on foreign investment and the use or removal of funds or other assets of the Fund, including the withholding of dividends and limitations on the repatriation of currencies. In addition, the Fund may experience difficulties or delays in obtaining or enforcing judgments. Foreign securities may be subject to foreign government taxes that could reduce the yield on such securities.

Foreign equity securities may be traded on an exchange in the home country, an exchange in another country, or over-the-counter in one or more countries. Most foreign securities markets, including over-the-counter markets, have substantially less volume than U.S. securities markets, and the securities of many foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. In addition, there is generally less government regulation of securities markets, securities exchanges, securities dealers, and listed and unlisted companies in foreign countries than in the U.S.

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                                    Page 15
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Foreign  markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct and complete such transactions. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the Fund due to subsequent declines in the value of the portfolio security or, if the Fund has entered into a contract to sell that security, could result in possible liability of the Fund to the purchaser. Delays in settlement could adversely affect the Fund's ability to implement its investment strategies and to achieve its investment objective.

In addition, the costs associated with transactions in securities traded on foreign markets or of foreign issuers, and the expense of maintaining custody of such securities with foreign custodians, generally are higher than the costs associated with transactions in U.S. securities on U.S. markets. Investments in foreign securities may result in higher expenses due to the cost of converting foreign currency to U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, the expense of maintaining securities with foreign custodians and the imposition of transfer taxes or transaction charges associated with foreign exchanges.

Investment  in  debt   obligations  of   supranational  organizations   involves
additional risks. Such organizations' debt obligations generally are not guaranteed by their member governments, and payment depends on their financial solvency and/or the willingness and ability of their member governments to support their obligations. Continued support of a supranational organization by its government members is subject to a variety of political, economic and other factors, as well as the financial performance of the organization.

DEPOSITORY RECEIPTS. As noted above, the Fund may invest in ADRs, EDRs, GDRs and similar instruments. In many respects, the risks associated with investing in depository receipts are similar to the risks associated with investing in foreign equity securities. In addition, to the extent that the Fund acquires depository receipts through banks that do not have a contractual relationship with the foreign issuer of the security underlying the depository receipts to issue and service depository receipts, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions, such as stock splits or rights offerings, involving the foreign issuer in a timely manner.

The information available for ADRs sponsored by the issuers of the underlying securities is subject to the accounting, auditing, and financial reporting standards of the domestic market or exchange on which they are traded, which standards are often more uniform and more exacting than those to which many non-U.S. issuers may be subject. However, some ADRs are sponsored by persons other than the issuers of the underlying securities. Issuers of the stock on which such ADRs are based are not obligated to disclose material information in the U.S. The information that is available concerning the issuers of the securities underlying EDRs and GDRs may be less than the information that is available about domestic issuers, and EDRs and GDRs may be traded in markets or on exchanges that have lesser standards than those applicable to the markets for ADRs.

EMERGING MARKET SECURITIES. The Fund may invest up to 30% at its total assets in securities of companies that are organized or headquartered in emerging market countries. There are special risks associated with investments in emerging market securities that are in addition to the usual risks of investing in securities of issuers located in developed foreign markets

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                                    Page 16
around the world, and investors are strongly advised to consider those risks carefully. The securities markets of emerging market countries are substantially smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign markets. As a result, the prices of emerging market securities may increase or decrease much more rapidly and much more dramatically than the prices of securities of issuers located in developed foreign markets. Disclosure and regulatory standards in many respects are less stringent than in the United States and developed foreign markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.

Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging market countries. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries in which they trade. In addition, custodial services and other costs relating to investment in foreign markets may be more expensive in emerging markets than in many developed foreign markets, which could reduce the Fund's investment return from such securities.

In many cases, governments of emerging market countries continue to exercise a significant degree of control over the economies of such countries, and government actions relative to the economy, as well as economic developments generally, also may have a major effect on an issuer's prospects. In addition, certain of such countries have in the past failed to recognize private property rights and have at times naturalized or expropriated the assets of private companies. There is also a heightened possibility of confiscatory taxation, imposition of withholding taxes on interest payments, or other similar developments that could affect investments in those countries. As a result, there can be no assurance that adverse political changes will not cause the Fund to suffer a loss with respect to any of its holdings. In addition, political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Unanticipated political or social developments may affect the value of the Fund's investments in those countries.

INVESTMENTS IN SMALLER COMPANIES. The Fund may invest up to 10% of its total assets in securities of issuers with market capitalizations below $100 million ("smaller capitalization companies") if the Investment Manager believes that the securities of such companies offer opportunities for appreciation. The Fund may invest without limitation in securities of issuers with market capitalizations of $100 million or greater. Investing in the securities of smaller capitalization companies involves greater risk and the possibility of greater portfolio price volatility than investing in larger capitalization companies. For example, smaller capitalization companies may have less certain growth prospects, and may be more sensitive to changing economic conditions, than larger, more established firms. Moreover, smaller capitalization companies often face

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                                    Page 17
competition from larger or more established firms that have greater resources. In addition, the smaller capitalization companies in which the Fund may invest may have limited or unprofitable operating histories, limited financial resources, and inexperienced management. Furthermore, securities of such companies are often less liquid than securities of larger companies, and may be subject to erratic or abrupt price movements. To dispose of these securities, the Fund may have to sell them over an extended period of time below the original purchase price. Investments by the Fund in smaller capitalization companies may be regarded as speculative.

The Fund will not invest more than 5% of its total assets, calculated at the time of purchase, in securities issued by companies that (including predecessors) have operated for less than three years. The securities of such companies may have limited liquidity which can result in their prices being lower than might otherwise be the case. In addition, investments in such companies are more speculative and entail greater risk than do investments in companies with established operating records.

CONVERTIBLE SECURITIES AND WARRANTS. As noted above, the Fund may invest in convertible securities and warrants. Investment in convertible securities involves certain risks. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying stock). If the conversion value is low relative to the investment value, the price of the convertible security will be governed principally by its yield, and thus may not decline in price to the same extent as the underlying stock; to the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be influenced increasingly by its conversion value. A convertible security held by the Fund may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security, in which event the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.

Investment in warrants also involves certain risks, including the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and the failure of the price of the underlying security to reach or have reasonable prospects of reaching the level at which the warrant can prudently be exercised, in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment in the warrant.

DEBT OBLIGATIONS. As noted above, the Fund may purchase non-convertible debt obligations rated at the time of purchase BBB or higher by Standard & Poor's or Baa or higher by Moody's, or if unrated determined by the Investment Manager to be of comparable quality. Although securities rated BBB or Baa are considered to be of "investment grade," and are considered to have adequate capacity to pay interest and repay principal, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal than higher-rated securities.

Credit ratings evaluate the safety of principal and interest payments of securities, not their market value. The rating of an issuer is also heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated.

OTHER   PORTFOLIO    MANAGEMENT   TECHNIQUES.    As   indicated    above,    the

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                                    Page 18

Fund may engage for hedging purposes in stock options and stock index option transactions, futures and futures option transactions, and various other currency management transactions, and may also engage in currency transactions to enhance returns. There can be no assurance as to the success of any such operations. Although hedging strategies could minimize the risk of loss due to a decline in the value of a hedged security or currency, they could also limit any potential gain from an increase in the value of the Fund's security or currency. Furthermore, currency transactions entered into for the purposes of enhancing returns may not be successful, resulting in losses to the Fund. See APPENDIX B:
CERTAIN PORTFOLIO MANAGEMENT TECHNIQUES for information regarding the risks of these Portfolio management techniques.

OTHER CONSIDERATIONS. As noted above (see INVESTMENT OBJECTIVES AND POLICIES -- INVESTMENT IN ILLIQUID SECURITIES), the Fund may acquire illiquid securities. Such securities involve potential delays on resale as well as uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and the Fund might not be able to dispose of such securities promptly or at reasonable prices.

A number of transactions in which the Fund may engage are subject to the risks of default by the other party to the transaction. If the seller of securities pursuant to a repurchase agreement defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss. If bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the Fund may be delayed or limited. Roll transactions entered into by the Fund involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is committed to purchase similar securities. Additionally, in the event the buyer of securities under a roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Similarly, when the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade; failure of the other party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price believed to be advantageous. The risks in lending portfolio securities, as with other extensions of secured credit, consist of a possible delay in receiving additional collateral or in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

Borrowing also involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on the borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. To the extent the borrowing is in the form of reverse repurchase agreements, the Fund is subject to risks that are similar to those of repurchase agreements. The Fund will be non-diversified within the meaning of the 1940 Act. As a non-diversified fund, the Fund may invest a greater percentage of its assets in the securities of any single issuer than diversified funds, and may be more susceptible to risks associated with a single economic, political or regulatory occurrence than diversified funds. However, in order to meet the requirements of the Internal Revenue Code of 1986 for qualification as a regulated investment company, the Fund must

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                                    Page 19
diversify  its holdings so that, at the end of each quarter of its taxable year,
(i) at least 50% of the market value of its assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets, and (ii) not more than 25% of the Fund's total assets may be invested in the securities of any one issuer (other than the U.S. Government or other regulated investment companies).

                         ------------------------------

                            INVESTMENT RESTRICTIONS
                          ---------------------------

The Fund has adopted certain investment restrictions that are fundamental policies and that may not be changed without approval by the vote of a majority of the Fund's outstanding voting securities. The "vote of a majority of the outstanding voting securities" of the Fund, as defined in Section 2(a)(42) of the 1940 Act, means the vote (i) of 67% or more of the voting securities of the Fund present at any meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) of more than 50% of the outstanding voting securities of the Fund, whichever is less. These restrictions provide that the Fund may not:

1. Invest more than 25% of the value of its total assets in the securities of companies primarily engaged in any one industry (other than the United States of America, its agencies and instrumentalities);

2. Acquire more than 10% of the outstanding voting securities, or 10% of all of the securities, of any one issuer;

3.  Invest in companies for the purpose of exercising control or management;

4. Borrow money, except from banks to meet redemption requests or for temporary or emergency purposes; provided that borrowings for temporary or emergency purposes other than to meet redemption requests shall not exceed 5% of its total assets; and provided further that total borrowings shall be made only to the extent that the value of the Fund's total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including the proposed borrowing). For this purpose, reverse repurchase agreements and roll transactions covered by segregated accounts are considered to be borrowings. The Fund will not mortgage, pledge, hypothecate, or in any other manner transfer as security for an indebtedness any of its assets. This investment restriction shall not prohibit the Fund from purchasing or selling futures contracts, futures options, forward foreign currency exchange positions, and currency options;

5. Issue senior securities as defined in the 1940 Act, except that the Fund may borrow money as permitted by restriction 4 above. For this purpose, reverse repurchase, roll and other transactions covered by segregated accounts are not considered to be senior securities.

6. Purchase securities on margin, but it may obtain such short-term credit from banks as may be necessary for the clearance of purchases and sales of securities;

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                                    Page 20

7. Make loans of its funds or assets to any other person, which shall not be considered as including: (i) the purchase of a portion of an issue of publicly distributed debt securities, (ii) the purchase of bank obligations such as certificates of deposit, bankers' acceptances and other short-term debt obligations, (iii) entering into repurchase agreements with respect to commercial paper, certificates of deposit and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and
    (iv) the loan of portfolio securities to brokers, dealers and other financial institutions where such loan is callable by the Fund at any time on reasonable notice and is fully secured by collateral in the form of cash or cash equivalents. The Fund will not enter into repurchase agreements with maturities in excess of seven days if immediately after and as a result of such transaction the value of the Fund's holdings of such repurchase agreements exceeds 10% of the value of the Fund's total assets;

8. Act as an underwriter of securities issued by other persons, except insofar as it may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities, or invest more than 10% of the value of its net assets in securities that are illiquid;

9. Purchase the securities of any other investment company or investment trust, except by purchase in the open market where, to the best information of the Company, no commission or profit to a sponsor or dealer (other than the customary broker's commission) results from such purchase and such purchase does not result in such securities exceeding 10% of the value of the Fund's total assets, or except when such purchase is part of a merger, consolidation, acquisition of assets, or other reorganization approved by the Fund's stockholders;

10. Purchase portfolio securities from or sell portfolio securities to its officers, directors, or other "interested persons" (as defined in the 1940
    Act) of the Company, other than otherwise unaffiliated broker-dealers;

11. Purchase or sell futures or purchase related options if, immediately thereafter, the sum of the amount of "margin" deposits on the Fund's existing futures positions and premiums paid for related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Fund's net assets;

12. Purchase commodities or commodity contracts, except that the Fund may purchase securities of an issuer which invests or deals in commodities or commodity contracts, and except that the Fund may enter into futures and options contracts in accordance with the applicable rules of the Commodities Futures Trading Commission. The Fund has no current intention of entering into commodities contracts except for stock index and currency futures and futures options; or

13. Purchase or sell real estate; provided that the Fund may invest in readily marketable securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

The Fund has also adopted certain investment restrictions that are not fundamental policies and that may be changed by the

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                                    Page 21

Board of Directors without approval of the Fund's outstanding voting securities. These restrictions provide that the Fund may not:

1. Invest in interests in oil, gas, or other mineral exploration or development programs;

2. Make short sales of securities or maintain short positions, except that the Fund may maintain short positions in connection with its use of options, futures contracts, options on futures contracts, forward foreign currency exchange transactions, and currency options;

3. Invest more than 5% of its total assets in the securities of any issuer which has a record of less than three years of continuous operation (including the operation of any predecessor);

4. Participate on a joint or a joint-and-several basis in any trading account in securities (the aggregation of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Investment Manager to save brokerage costs, or to average prices among them, is not deemed to result in a securities trading account).

The Fund also is subject to other restrictions under the 1940 Act; however, the registration of the Company under the 1940 Act does not involve any supervision by any Federal or other agency of the Company's management or investment practices or policies, other than incident to occasional or periodic compliance examinations conducted by the SEC staff.

                         ------------------------------

                             DIRECTORS AND OFFICERS
                          ---------------------------

The names and addresses of the directors and officers of the Company and their principal occupations and certain other affiliations during the past five years are given below. Unless otherwise specified, the address of each of the following persons is Four Embarcadero Center, Suite 3000, San Francisco, California 94111.

WILLIAM L. PRICE,*+ Chairman of the Board, President and Director. Mr. Price is a Principal of RCM Capital Management, A California Limited Partnership ("RCM"), with which he has been associated since 1977.(1) He is also a Limited Partner of RCM Limited L.P., a California limited partnership ("RCM Limited"), the sole General Partner of RCM; a Director, Executive Vice President, and a shareholder of RCM General Corporation ("RCM General"), the sole General Partner of RCM Limited; Executive Vice President and Director of RCM Capital Trust Company ("RCM Trust"); a General Partner of RREEF Partners, a California general partnership comprised of certain limited partners of RCM Limited

------------------------
*   Member, Executive Committee of the Company.

**  Member, Audit Committee of the Company.

+ Director who is an "interested person" of the Company, as defined in Section 2(a)(19) of the 1940 Act.

1 RCM Capital Management ("RCM") was established in July, 1986 as the successor to Rosenberg Capital Management (which was established in 1970). Any historical references herein to RCM prior to July, 1986 refer to the operations of Rosenberg Capital Management.

(RREEF Partners owns an interest in RREEF America Partners, a real estate investment manager); and a shareholder of The RREEF Corporation, a real estate investment manager.

CLAUDE N. ROSENBERG, JR.,*+ Vice Chairman of the Board and Director. Mr. Rosenberg is the Senior Principal of RCM, with which he has been associated since 1970. (See THE INVESTMENT MANAGER.) He is also a limited partner of RCM Limited; Chairman of the Board, President, Chief Executive Officer, and a shareholder of RCM General; Chairman of the Board, Director and Chief Executive Officer of RCM Trust; a General Partner of RREEF Partners; and a shareholder of The RREEF Corporation.

JOHN D. LELAND, JR.,*+ Vice President and Director. Mr. Leland is a Principal of RCM, with which he has been associated since 1972. He is also a Limited Partner of RCM Limited; a shareholder of RCM General; Vice President of RCM Trust; a General Partner of RREEF Partners; and a shareholder of The RREEF Corporation.

G. NICHOLAS FARWELL,+ Vice President and Director. Mr. Farwell is a Principal of RCM, with which he has been associated since 1980. He is also a Limited Partner of RCM Limited; a shareholder of RCM General; and a General Partner of RREEF Partners.

MICHAEL J. APATOFF,+ Vice President, Chief Operating Officer and Director. Mr. Apatoff is a Principal and Chief Operating Officer of RCM, with which he has been associated since 1991. He is also a Limited Partner of RCM Limited; Director, Executive Vice President and shareholder of RCM General; Vice President of RCM Strategic Global Government Fund, Inc., a closed-end management investment company ("RCS"); and Director and Vice President of RCM Trust. From 1986 to 1991 he was an Executive Vice President and Chief Operating Officer of the Chicago Mercantile Exchange.

KENNETH B. WEEMAN, JR.,+ Vice President and Director. Mr. Weeman is a Principal of RCM, with which he has been associated since 1979. He also is a limited partner of RCM Limited; a shareholder of RCM General; Vice President of RCM Trust; and a General Partner of RREEF Partners.

JOHN A. KRIEWALL,+ Director. Mr. Kriewall is a Principal of RCM, with which he has been associated since 1973. He is also a Limited Partner of RCM Limited; Executive Vice President and a shareholder of RCM General; and a General Partner of RREEF Partners.

KENNETH E. SCOTT,** Director. Mr. Scott is the Ralph M. Parsons Professor of Law and Business at Stanford Law School, where he has been since 1972. He is also a director of certain registered investment companies managed by Benham Capital Management.

WALTER C. PRICE, JR., Vice President. Mr. Price is a Principal of RCM, with which he has been associated with since 1974.(1) He is also a Limited Partner of RCM Limited; a shareholder of RCM General; and a General Partner of RREEF Partners.

HUACHEN CHEN, Vice President. Mr. Chen is a Principal of RCM, with which he has been associated since 1985. He is also a limited partner of RCM Limited and a shareholder of RCM General.

SUSAN C. GAUSE, Treasurer, Principal Accounting Officer and Chief Financial Officer. Ms. Gause is the Director of Finance at RCM, with which she has been associated since 1994.(1) She is also Treasurer, Principal Accounting Officer and Chief Financial Officer of RCS, and Chief Financial Officer, Treasurer, and Trust Officer of RCM Trust. From December 1990 to June 1994, she was employed by Citicorp Bankers Leasing, where she was Chief Financial Officer and Controller. Prior to that she was Assistant

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                                    Page 23

Controller and Accounting Manager at Sierra Capital Realty Advisers, from December 1988 to December 1990.

ANTHONY AIN, Vice President, Secretary and General Counsel. Mr. Ain is a Senior Vice President and General Counsel at RCM, with which he has been associated since April 1992. He is also General Counsel and Secretary of RCM Limited; Vice President, General Counsel and Secretary of RCM General; Vice President, General Counsel and Secretary of RCS; and Vice President, General Counsel and Secretary of RCM Trust. From September 1988 to April 1992 he was employed by the United States Securities and Exchange Commission, where he was senior special counsel and counsel to a Commissioner.

WILLIAM S. STACK, Vice President. Mr. Stack is a member of the Equity Portfolio Management Team and the Chief Investment Officer of International Equities at RCM, with which he has been associated since 1994. He is also a Director of RCM General. From October 1985 to August 1994, he was employed by Lexington Management Corporation, where he was a Managing Director and Chief Investment Officer and managed mutual funds and investments in global, international and domestic securities.

It is presently anticipated that regular meetings of the Board of Directors will be held on a quarterly basis. The Executive Committee will meet if necessary when the full Board does not meet, for the purpose of reviewing the Fund's investment portfolio. The Executive Committee has the authority to exercise all of the powers of the Company's Board of Directors at any time when the Board is not in session, except the power to declare dividends or distributions, authorize the issuance of securities, amend the Company's By-Laws, recommend to stockholders of the Company any action requiring their approval or as otherwise required by the 1940 Act. The Company's Audit Committee, whose sole present member is Mr. Scott, meets with the Company's independent accountants to exchange views and information and to assist the full Board in fulfilling its responsibilities relating to corporate accounting and reporting practices. Each director of the Company who is not a director, officer or employee of the Investment Manager or any company affiliated with the Investment Manager (an "Outside Director") receives a fee of $6,000 per year plus $1,000 for each Board meeting attended, and is reimbursed for his travel and other expenses incurred in connection with attending Board meetings. The Investment Manager bears this expense, except for a portion of the meeting fee which is allocated to and borne by the Fund. Mr. Scott receives no pension or retirement benefits from the Company and is not a director of any other registered investment company that is advised by the Investment Manager or any of its affiliates or any other fund that holds itself out to investors as related to the Company.

William S. Stack is the primary portfolio manager for the Fund. Oversight of the investment management of the Fund is the responsibility of the Investment Manager's International Steering Committee. The Steering Committee is chaired by William L. Price, the Chairman and President of the Company; the other members of the Steering Committee are John D. Leland, William S. Stack and Huachen Chen.

As of the date of this prospectus, all of the outstanding shares of the Fund were owned by The Pension Plan for Salaried Employees of Traveler Insurance Company and Its Affiliates.

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                                    Page 24

                         ------------------------------

                             THE INVESTMENT MANAGER
                          ---------------------------

The Company's Board of Directors has overall responsibility for the operation of the Fund. Pursuant to such responsibility, the Board has approved various contracts for various financial organizations to provide, among other things, day to day management services required by the Fund. The Company, on behalf of the Fund, has retained as the Fund's Investment Manager RCM Capital Management (the "Investment Manager"), a limited partnership with principal offices at Suite 3000, Four Embarcadero Center, San Francisco, California 94111. The Investment Manager is actively engaged in providing investment supervisory services to institutional and individual clients, and is registered under the Investment Advisers Act of 1940. The Investment Manager was established in July, 1986, as the successor to the business and operations of Rosenberg Capital Management (established in 1970). The general partner and controlling person of the Investment Manager is RCM Limited, which is the successor in interest to RCM General, the former general partner. RCM Limited is managed by its general partner, RCM General Corporation, a California corporation. RCM Limited has 19 limited partners, all of whom are principals of RCM Capital Management and shareholders of RCM General Corporation; Claude N. Rosenberg, Jr.; John D. Leland, Jr.; Lee N. Price; Gary W. Schreyer; William L. Price; Walter C. Price, Jr.; John A. Kriewall; Edward C. Derkum; Jeffrey S. Rudsten; Kenneth B. Weeman, Jr.; Andrew C. Whitelaw; G. Nicholas Farwell; Ellen M. Courtien; Melody L. McDonald; Michael J. Apatoff; Eamonn F. Dolan; Joanne L. Howard; Stephen Kim; and Huachen Chen.

The sole limited partner of the Investment Manager is RCM Acquisition, Inc., a wholly owned subsidiary of Travelers Group Inc. ("Travelers"). Travelers, whose principal executive offices are located at 388 Greenwich Street, New York, New York 10013, is a financial services holding company engaged, through its subsidiaries, principally in the business of consumer financing, insurance services, and investment services. The common stock of Travelers is listed on the New York Stock Exchange. The limited partner does not have the power to control the management or operations of the Investment Manager. Pursuant to the agreement between Primerica Corporation, the predecessor of Travelers, and RCM Limited, Travelers has an option to acquire the remaining interest of the Investment Manager from RCM Limited in the year 2000.

The Investment Manager provides the Fund with investment supervisory services pursuant to an Investment Management Agreement, Power of Attorney and Service Agreement (the "Management Agreement") dated December 20, 1994. The Investment Manager manages the Fund's investments, provides various administrative services, and supervises the Fund's daily business affairs, subject to the authority of the Board of Directors. In addition, the Investment Manager provides persons satisfactory to the Company's Board of Directors to act as officers and employees of the Company. Such officers and employees, as well as certain directors of the Company, may be principals or employees of the Investment Manager. The Investment Manager is also the investment manager for RCM Growth Equity Fund and RCM Small Cap Fund, the other series of the Company, and RCM Strategic Global Government Fund, Inc., a closed-end management investment company, and is sub-adviser to Bergstrom Capital Corporation, a closed-end management investment company.

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                                    Page 25

The Management Agreement will continue in effect until December 20, 1996. It may be renewed from year to year thereafter, provided that any such renewals have been specifically approved at least annually by (i) a majority of the Board of Directors of the Company, including a majority of the Directors who are not parties to the Management Agreement or interested persons of any such person, cast in person at a meeting called for the purpose of voting on such approval, or (ii) the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund and the vote of a majority of the Directors who are not parties to the contract or interested persons of any such party.

The Fund has, under the Management Agreement, assumed the obligation for payment of all of its ordinary operating expenses, including: (a) brokerage and commission expenses, (b) federal, state, or local taxes incurred by, or levied on, the Fund, (c) interest charges on borrowings, (d) charges and expenses of the Fund's custodian, (e) investment advisory fees (including fees payable to the Investment Manager under the Management Agreement), (f) legal and audit fees, (g) SEC and "Blue Sky" registration expenses, and (h) compensation, if any, paid to officers and employees of the Company who are not employees of the Investment Manager (see DIRECTORS AND OFFICERS). The Investment Manager is responsible for all of its own expenses in providing services to the Fund. Expenses attributable to the Fund are charged against the assets of the Fund. General expenses of the Company's three series, the Fund, RCM Growth Equity Fund and RCM Small Cap Fund, are allocated among the three series in a manner proportionate to the net assets of each series, on a transactional basis, or on such other basis as the Board of Directors deems equitable.

For the services rendered by the Investment Manager under the Management Agreement, the Fund will pay a quarterly fee to the Investment Manager based on the average daily net assets of the Fund, at the annualized rate of 0.75% of the Fund's average net assets. This is higher than the fee paid by most other registered investment companies. However, the Fund believes that its total annual expenses will be comparable to those currently paid by other international equity funds.

CLIENTS OF THE INVESTMENT MANAGER WHO ARE SHAREHOLDERS OF THE FUND WILL PAY A FEE AT THIS RATE ONLY ON THE PORTION OF THEIR ASSETS INVESTED IN SHARES OF THE FUND. HOWEVER, SUCH CLIENTS WILL NOT PAY ADDITIONAL FEES TO THE INVESTMENT MANAGER ON THE PORTIONS OF THEIR ASSETS INVESTED IN THE FUND. ASSETS NOT INVESTED IN SHARES OF THE FUND WILL BE SUBJECT TO FEES IN ACCORDANCE WITH THE INVESTMENT MANAGEMENT AGREEMENT OR THE INVESTMENT ADVISORY AGREEMENT BETWEEN THE CLIENT AND THE INVESTMENT MANAGER. CLIENTS WHO INVEST IN SHARES OF THE FUND WILL GENERALLY PAY AN AGGREGATE FEE WHICH IS HIGHER THAN THAT PAID BY OTHER CLIENTS NOT INVESTED IN THE FUND.

The Investment Manager has voluntarily agreed to limit Fund expenses as follows for at least the first year of Fund operations: On the first business day of February, the Investment Manager will pay the Fund the amount, if any, by which ordinary operating expenses of the Company attributable to the Fund for the preceding fiscal year (except interest, taxes and extraordinary expenses) exceed 1% of the average net assets of the Fund for that year, determined monthly. However, in paying the quarterly investment management fee to the Investment Manager, the Fund will reduce the amount of such fee by the amount, if any, by which the

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                                    Page 26

Fund's ordinary operating expenses for the previous quarter (except interest, taxes and extraordinary expenses) exceeded on an annualized basis 1% of the Fund's average net asset value, determined monthly; provided, however, that the Fund will pay to the Investment Manager on the first day of June the amount, if any, by which any such reductions exceeded the amount to which the Fund would be entitled in the preceding February under the immediately preceding sentence if such a reduction had not occurred. The Investment Manager will provide the Company with at least thirty days advance notice of any termination or modification of this expense limitation.

The Management Agreement is terminable without penalty on sixty days' written notice by a vote of the majority of the Fund's outstanding voting securities, by a vote of the majority of the Company's Board of Directors, or by the Investment Manager on sixty days' written notice and will automatically terminate in the event of its assignment.

                         ------------------------------

                      EXECUTION OF PORTFOLIO TRANSACTIONS
                          ---------------------------

The Investment Manager, subject to the overall supervision of the Company's Board of Directors, makes the Fund's investment decisions and selects the broker or dealer to be used in each specific transaction using its judgment to choose the broker or dealer most capable of providing the services necessary to obtain the best execution of that transaction. In seeking the best execution of each transaction, the Investment Manager evaluates a wide range of criteria including any or all of the following: the broker's commission rate, promptness, reliability and quality of executions, trading expertise, positioning and distribution capabilities, back-office efficiency, ability to handle difficult trades, knowledge of other buyers and sellers, confidentiality, capital strength and financial stability, and prior performance in serving the Investment Manager and its clients and other factors affecting the overall benefit to be received in the transaction. When circumstances relating to a proposed transaction indicate that a particular broker is in a position to obtain the best execution, the order is placed with that broker or dealer. This may or may not be a broker or dealer that has provided investment information and research services to the Investment Manager. Such investment information may include, among other things, a wide variety of written reports or other data on the individual companies and industries; data and reports on general market or economic conditions;
information concerning pertinent federal and state legislative and regulatory developments and other developments that could affect the value of actual or potential investments; companies in which the Investment Manager has invested or may consider investing; attendance at meetings with corporate management personnel, industry experts, economists, government personnel, and other financial analysts; comparative issuer performance and evaluation and technical measurement services; subscription to publications that provide investment-related information; accounting and tax law interpretations; availability of economic advice; quotation equipment and services; execution measurement services; market-related and survey data concerning the products and services of an issuer and its competitors or concerning a particular industry that are used in reports prepared by the Investment Manager to enhance its ability to analyze an issuer's financial condition and prospects; and other services provided by recognized experts on investment matters of particular interest to the Investment Manager. In addition, the foregoing services may include

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                                    Page 27
the use of or be delivered by computer systems whose hardware and/or software components may be provided to the Investment Manager as part of the services. In any case in which information and other services can be used for both research and non-research purposes, the Investment Manager makes an appropriate allocation of those uses and pays directly for that portion of the services to be used for non-research purposes.

Subject to the requirement of seeking best available prices and execution, the Investment Manager may, in circumstances in which two or more brokers are in a position to offer comparable prices and execution, give preference to a broker or dealer that has provided investment information to the Investment Manager. In so doing, the Investment Manager may effect securities transactions which cause the Fund to pay an amount of commission in excess of the amount of commission another broker would have charged. In selecting such broker or dealer, the Investment Manager will make a good faith determination that the amount of commission is reasonable in relation to the value of the brokerage services and research and investment information received, viewed in terms of either the specific transaction or the Investment Manager's overall responsibility to the accounts for which the Manager exercises investment discretion. The Investment Manager continually evaluates all commissions paid in order to ensure that the commission represents reasonable compensation for the brokerage and research services provided by such brokers. Such investment information as is received from brokers or dealers may be used by the Investment Manager in servicing all of its clients (including the Fund) and it is recognized that the Fund may be charged a commission paid to a broker or dealer who supplied research services not utilized by the Fund. However, the Investment Manager expects that the Fund will benefit overall by such practice because it is receiving the benefit of research services and the execution of such transactions not otherwise available to it without the allocation of transactions based on the recognition of such research services.

Subject to the requirement of seeking the best available prices and execution, the Investment Manager may also place orders with brokerage firms that have sold shares of the Fund. However, to date the Fund has not marketed any of its shares through brokers and the Investment Manager has thus not utilized this authority. The Investment Manager has made and will make no commitments to place orders with any particular broker or group of brokers. It is anticipated that a substantial portion of all brokerage commissions will be paid to brokers who supply investment information to the Investment Manager.

The Fund may in some instances invest in foreign and/or U.S. securities that are not listed on a national securities exchange but are traded in the over-the-counter market. The Fund may also purchase listed securities through the third market or fourth market. When transactions are executed in the over-the-counter market or the third or fourth market, the Investment Manager will seek to deal with the counterparty that the Investment Manager believes can provide the best price and execution, whether or not that counterparty is the primary market maker for that security. In all cases, the Investment Manager will attempt to negotiate the best market price and execution.

As noted above, the limited partner of the Investment Manager is RCM Acquisition, Inc., a wholly owned, indirect subsidiary of Travelers. Smith Barney Inc. ("Smith Barney") is a wholly owned subsidiary of Travelers, and The Robinson-Humphrey Company Inc. ("Robinson-Humphrey") is a wholly owned subsidiary of Smith Barney. Smith Barney and Robinson-Humphrey are registered broker-dealers. The Investment

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                                    Page 28

Manager believes that it is in the best interests of the Fund to have the ability to execute brokerage transactions, when appropriate, through Smith Barney and Robinson-Humphrey. Accordingly, the Investment Manager intends to execute brokerage transactions on behalf of the Fund through Smith Barney and Robinson-Humphrey, when appropriate, and to the extent consistent with applicable laws and regulations. In all such cases, Smith Barney or Robinson-Humphrey will act as agent for the Fund, and the Investment Manager will not enter into any transaction on behalf of the Fund in which Smith Barney or Robinson-Humphrey is acting as principal for its own account. In connection with such agency transactions, Smith Barney or Robinson-Humphrey will receive compensation in the form of a brokerage commission separate from the Investment Manager's management fee. It is the Investment Manager's policy that such commissions be reasonable and fair when compared to the commissions received by other brokers in connection with comparable transactions involving similar securities and that the commissions paid to Smith Barney or Robinson-Humphrey, as the case may be, are no higher than the commissions paid to that broker by any other similar customer of that broker who receives brokerage and research services that are similar in scope and quality to those received by the Fund.

The Investment Manager performs investment management and advisory services for various clients, including pension, profit-sharing and other employee benefit trusts, as well as individuals. In many cases, portfolio transactions may be executed in an aggregated transaction as part of concurrent authorizations to purchase or sell the same security for numerous accounts served by the Investment Manager, some of which accounts may have investment objectives similar to those of the Fund. The objective of aggregated transactions is to obtain favorable execution and/or lower brokerage commissions, although there is no certainty that such objective will be achieved. Although executing portfolio transactions in an aggregated transaction potentially could be either advantageous or disadvantageous to any one or more particular accounts, aggregated transactions will be effected only when the Investment Manager believes that to do so will be in the best interest of the Fund, and the Investment Manager is not obligated to aggregate orders into larger transactions. These orders generally will be averaged as to price. When such aggregated transactions occur, the objective will be to allocate the executions in a manner which is deemed fair and equitable to each of the accounts involved over time. In making such allocation decisions, the Investment Manager will use its business judgment and will consider, among other things, any or all of the following: each client's investment objectives, guidelines, and restrictions, the size of each client's order, the amount of investment funds available in each client's account, the amount already committed by each client to that or similar investments, and the structure of each client's portfolio. Although the Investment Manager will use its best efforts to be fair and equitable to all clients, including the Fund, there can be no assurance that any investment will be proportionately allocated among clients according to any particular or predetermined standard or criteria. The Investment Manager will not include orders on behalf of any affiliated entity in any aggregated transaction that includes orders placed on behalf of the Fund.

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                                    Page 29

                         ------------------------------

                      INVESTMENT BY EMPLOYEE BENEFIT PLANS
                          ---------------------------

All shareholders of the Fund are (and are expected in the future to be) organizations and individuals to whom the Investment Manager also provides discretionary investment supervisory or investment advisory services. For discretionary account clients that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974) "ERISA"), investments in shares of the Fund requires a special form of approval procedure by the plans' independent "fiduciaries," as described below.

ERISA provides that, when an employee benefit plan invests in any security issued by an investment company registered under the 1940 Act (such as the Company), the assets of such plan will be deemed to include that security, but shall not, solely by reason of such investment, be deemed to include any assets of the investment company. ERISA also provides that the investment by an employee benefit plan in securities issued by an investment company registered under the 1940 Act will not cause the investment company or the investment company's adviser to be deemed a "fiduciary" or a "party in interest" with respect to such employee benefit plan, as those terms are defined in Title I of ERISA, or a "disqualified person" with respect to such plan for purposes of the Internal Revenue Code of 1986.

The Investment Manager does not intend to cause the Fund to invest in the securities of a company that is a sponsor of an employee benefit plan owning shares of the Fund. However, should such an investment occur, either by portfolio decisions of the Investment Manager or by the purchase of shares by an employee benefit plan, the shares held by the Fund would not be considered "employer securities" within the meaning of ERISA Section 407 (which limits the amount of employer securities which may be held by certain employee benefit plans) for an employee benefit plan owning shares of the Fund.

Although only the shares of the Fund and not its underlying investments will be considered assets of an employee benefit plan purchasing the Fund's shares, the ERISA Conference Report of the U.S. Congress indicates that, for purposes of determining whether the investments of an employee benefit plan meet the diversification requirements of ERISA Section 404, it is appropriate to apply the diversification rule by examining the diversification of investments by the Fund. The Department of Labor has indicated its concurrence in this position in Advisory Opinion 75-93 (November 4, 1975).

The Investment Manager presently anticipates that shares of the Fund will be purchased by employee benefit plans that have appointed or may appoint the Investment Manager as "investment manager" (within the meaning of ERISA Section 3(38)) of some or all of their assets. The Department of the Treasury and the Department of Labor have promulgated a "Prohibited Transaction Class Exemption" (Prohibited Transaction Exemption 77-4, 42 Fed. Reg. 18732 (April 8, 1977)) exempting from the prohibited transaction restrictions of ERISA the purchase and sale by an employee benefit plan of shares of a registered, open-end investment company when a fiduciary with respect to the plan (e.g., an investment manager) is also the investment adviser for the investment company, provided certain conditions are met. It is the intention of the Fund and the Investment Manager to take

--------------------------------------------------------------------------------
all necessary steps to satisfy these conditions when the transaction so requires. The applicable conditions are:

1. The employee benefit plan (the "plan") does not pay a sales commission in connection with such purchase or sale. (The Fund does not charge a sales commission in connection with the sale of its capital stock.)

2. The plan does not play a redemption fee in connection with the sale by the plan to the investment company of its shares unless:

    (a) the redemption fee is paid to the investment company, and

    (b) the fee is disclosed in the investment company prospectus in effect both at the time of the purchase of such shares and at the time of such sale. (The Fund does not charge a redemption fee.)

3. The plan does not pay an investment management fee with respect to plan assets invested in such shares for the entire period of the investment. This does not preclude payment of fees by the investment company under the terms of the Management Agreement adopted in accordance with Section 15 of the 1940 Act. (The Investment Manager does not charge a separate management fee on plan assets invested in shares of the Fund.)

4. A second fiduciary with respect to the plan, who is independent of and unrelated to the fiduciary/investment adviser or any affiliate of the adviser, must receive a prospectus issued by the investment company, and a full and detailed written disclosure of the investment advisory and other fees charged or paid by the plan and the investment company, including the nature and extent of any differential between the rates of such fees, the reasons why the fiduciary/investment adviser may consider purchases of investment company stock to be appropriate, and whether there are any limitations on the fiduciary/investment adviser with respect to which plan assets may be invested in shares of the investment company and, if so, the nature of such limitations.

5. On the basis of the prospectus and the additional disclosure materials described above, the second fiduciary approves the purchases and sales. The approval may be limited solely to the investment advisory and other fees paid by the investment company in relation to the fees paid by the plan and need not relate to any other aspect of the investment. The approval must either:

    (a) set forth in the plan document or investment management agreement, or

    (b) indicated in writing prior to each purchase or sale, or

    (c) indicated in writing prior to the commencement or continuation of a specified purchase or sale program in the shares of such investment company.

6. The second fiduciary or any successor thereto is notified in writing of any change in any of the rates of fees referred to in Paragraph 5 and approves in writing the continuation of the purchases and sales and the continued holding of shares acquired prior to the change. Such approval may be limited solely to the investment advisory and other fees.

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                                    Page 31

As noted above, the Fund and the Investment Manager intend to conform with the above provisions in connection with investments in the Fund by employee benefit plans managed by the Investment Manager. The Fund and Investment Manager solicit approval of specified purchase programs as described in Paragraph 5(c) above. Such a program will establish a purchase limitation based either on a specific dollar amount or on a percentage of the total assets of a plan which are committed to investment in equity and equity-related securities supervised by the Investment Manager.

                         ------------------------------

                             HOW TO PURCHASE SHARES
                          ---------------------------

THE FUND CURRENTLY OFFERS ITS SHARES SOLELY TO INSTITUTIONS AND INDIVIDUALS WHO HAVE ENTERED INTO AN INVESTMENT MANAGEMENT AGREEMENT OR AN INVESTMENT ADVISORY AGREEMENT WITH THE FUND'S INVESTMENT MANAGER, RCM CAPITAL MANAGEMENT. THE FUND EXPECTS TO CONTINUE THIS POLICY IN THE FUTURE. IN THIS CAPACITY, THE INVESTMENT MANAGER MAY BE AUTHORIZED TO DETERMINE THE AMOUNT AND TIMING OF PURCHASES AND REDEMPTIONS OF SHARES HELD BY DISCRETIONARY CLIENTS SUBJECT ONLY TO GENERAL AUTHORIZATIONS AND GUIDELINES OF THE INVESTMENT MANAGER'S DISCRETIONARY CLIENTS. (See INVESTMENT BY EMPLOYEE BENEFIT PLANS above.)

Shares of the Fund are offered on a continuous basis at the net asset value per share (next determined after acceptance of orders), without any sales or other charge. The initial investment must be at least $50,000, and there is a $1,000 minimum for additional investments other than through the Fund's automatic dividend reinvestment plan (see DIVIDENDS, DISTRIBUTIONS AND TAX STATUS). The Company has delegated to the Investment Manager the right at any time to waive, increase, or decrease the minimum requirements applicable to initial or subsequent investments.

Eligible investors or their duly authorized agents may purchase shares from the Company by sending a signed, completed subscription form to the Company at Suite 3000, Four Embarcadero Center, San Francisco, California 94111 (telephone (415) 954-5400). Subscription forms can be obtained from the Investment Manager or the Company. The Company, on behalf of the Fund, does not have dealer agreements.

Orders for shares received by the Company prior to the close of the New York Stock Exchange composite tape on each day the New York Stock Exchange is open for trading, will be priced at the net asset value (see NET ASSET VALUE) computed as of the close of the New York Stock Exchange composite tape on that day. The Company reserves the right to reject any order at its sole discretion. Orders received after the close of the New York Stock Exchange composite tape, or on any day on which the New York Stock Exchange is not open for trading, will be priced at the close of the New York Stock Exchange composite tape on the next succeeding date on which the New York Stock Exchange is open for trading. Net asset value normally is not calculated for any day on which an order for shares is not received or on which shares are not surrendered for redemption.

Upon receipt of the subscription form in good order, the Company will open a shareholder account in accordance with the

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                                    Page 32
investor's registration instructions. A confirmation statement reflecting the current transaction along with a summary of the status of the account as of the transaction date will be forwarded to the investor.

Payment for shares purchased should be made by check or money order, made payable to:

  State Street Bank and Trust Company
  U.S. Mutual Funds Services Division
  P.O. Box 1713
  Boston, Massachusetts 02105
  Attn: RCM International Growth
       Equity Fund A
       Account I005
For overnight delivery, the address is:
  1776 Heritage Drive
  North Quincy, Massachusetts 02171

Investors may also wire funds in payment of orders to the above address. Wired funds should include the following: the shareholder's registration name and account number with the Company and the name of the Fund.

The Company will issue share certificates of the Fund only for full shares and only upon the specific request of the shareholder. Confirmation statements showing transactions in the shareholder account and a summary of the status of the account serve as evidence of ownership of shares of the Fund.

In its discretion, the Company may accept securities of equal value instead of cash in payment of all or part of the subscription price for the Fund's shares offered by this Prospectus. Any such securities (a) will be valued at the close of the New York Stock Exchange composite tape on the day of acceptance of the subscription in accordance with the method of valuing the Fund's portfolio described under NET ASSET VALUE; (b) will have a tax basis to the Fund equal to such value; (c) must not be "restricted securities"; and (d) must be permitted to be purchased in accordance with the Fund's investment objective and policies set forth in this Prospectus and must be securities that the Fund would be willing to purchase at that time. Prospective shareholders considering this method of payment should contact the Company in advance to discuss the securities in question and the documentation necessary to complete the transaction. Share purchases with securities will not be taxable transactions to shareholders of the Fund which are exempt from Federal income taxation under
Section 501(a) of the Code.

                         ------------------------------

                                NET ASSET VALUE
                          ---------------------------

The net asset value of each share of the Fund on which the subscription and redemption prices are based is determined by the sum of the market value of the securities and other assets owned by the Fund less its liabilities, computed in accordance with the Articles of Incorporation and By-Laws of the Company. The net asset value of a share is the quotient obtained by dividing the net assets of the Fund (i.e., the value of the assets of the Fund less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of shares of the Fund outstanding. The net asset value of the Fund's shares will be calculated as of the close of regular trading on the New York Stock Exchange, currently 4:00 p.m. Eastern Time (unless weather, equipment failure or other factors contribute to an earlier closing time), on the last day of each month that the New York Stock Exchange is open for trading, and on any day that the New York Stock Exchange is open for trading and on which there is a sale or redemption of the Fund's shares.

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                                    Page 33

For purposes of this computation, equity securities traded on stock exchanges are valued at the last sale price on the exchange or in the principal over-the-counter market in which such securities are traded as of the close of business on the day the securities are being valued. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by the Investment Manager to be the primary market for the securities. If there has been no sale on such day, the security will be valued at the closing bid price on such day. If no bid price is quoted on such day, then the security will be valued by such method as the Board of Directors of the Company in good faith deems appropriate to reflect its fair market value. Readily marketable securities traded only in the over-the-counter market that are not listed on NASDAQ or similar foreign reporting service will be valued at the mean BID price, or such other comparable sources as the Board of Directors of the Company deems appropriate to reflect their fair market value. Other portfolio securities held by the Fund will be valued at current market value, if current market quotations are readily available for such securities. To the extent that market quotations are not readily available such securities will be valued by whatever means the Board of Directors of the Company in good faith deems appropriate to reflect their fair market value.

Futures contracts and related options are valued at their last sale or settlement price as of the close of the exchange on which they are traded or, if no sales are reported, at the mean between the last reported bid and asked prices. All other assets of the Fund will be valued in such manner as the Board of Directors of the Company in good faith deems appropriate to reflect their fair market value.

Trading in securities on foreign exchanges and over-the counter markets is normally completed at times other than the close of the business day in New York. In addition, foreign securities and commodities trading may not take place on all business days in New York, and may occur in various foreign markets on days which are not business days in New York and on which net asset value is not calculated. The calculation of net asset value may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the calculation of net asset value unless the Board of Directors determines that a particular event would materially affect net asset value, in which case an adjustment will be made. Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of net asset value into U.S. dollars at the spot exchange rates at 12:00 p.m. Eastern time or at such other rates as the Investment Manager may determine to be appropriate in computing net asset value.

The Fund may use a pricing service approved by its Board of Directors to value long-term debt obligations. Prices provided by such a service represent evaluations of the mean between current bid and asked market prices, may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics, indications of value from dealers, and other market data. Such services may use electronic data processing techniques and/or a matrix system to determine valuations. The procedures of such services are reviewed periodically by the officers of the Fund under the general supervision of the Board of Directors. Short-term investments are amortized to maturity based on their cost, adjusted for foreign exchange translation, provided such valuations equal fair market value.

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                                    Page 34

                         ------------------------------

                              REDEMPTION OF SHARES
                          ---------------------------

Subject only to the limitations described below, the Company's Articles of Incorporation require that the Company redeem the shares of the Fund tendered to it, as described below, at a redemption price equal to the net asset value per share as next computed following the receipt of all necessary redemption documents. There is no redemption charge.

Payment for shares redeemed will be made within seven days after receipt by the Company of: (a) a written request for redemption, signed by each registered owner or his duly authorized agent exactly as the shares are registered, which clearly identifies the exact names in which the account is registered, the account number and the number of shares or the dollar amount to be redeemed; (b) stock certificates for any shares to be redeemed which are held by the shareholder; and (c) the additional documents required for redemptions by corporations, executors, administrators, trustees and guardians, as applicable. Redemptions will not become effective until all documents in the form required have been received by the Company. A shareholder in doubt as to what documents are required should contact the Company.

If the Company is requested to redeem shares for which it has not yet received payment, the Company will delay or cause to be delayed the mailing of a redemption check until such time as it has assured itself that payment has been collected for the purchase of such shares. The delay may be up to 15 days.
Delays in the receipt of redemption proceeds may be avoided if shares are purchased through the use of wire-transferred funds or other methods which do not entail a clearing delay in the Fund receiving "good funds" for its use.

Upon execution of the redemption order, a confirmation statement will be forwarded to the shareholder indicating the number of shares sold and the proceeds thereof. Proceeds of all redemptions will be paid by check or Federal Funds wire no later than seven days subsequent to execution of the redemption order except as may be provided below.

The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the New York Stock Exchange is closed (other than customary weekend or holiday closing) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or as a result of which it is not reasonably practical for the Fund fairly to determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

Payments will be made wholly in cash unless the Board of Directors of the Company believes that economic conditions exist which would make such a practice detrimental to the best interests of the Fund. Under such circumstances, payment of the redemption price could be made either in cash or in portfolio securities selected in the discretion of the Board of Directors of the Company and taken at their value used in determining the redemption price, or partly in cash and partly in portfolio securities. Payment for shares redeemed also may be made wholly or partly in the form of a pro rata portion of each of the portfolio securities held by the

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                                    Page 35

Fund at the request of the redeeming shareholder, if the Fund believes that honoring such request is in the best interests of the Fund. If payment for shares redeemed were to be made wholly or partly in portfolio securities, brokerage costs would be incurred by the investor in converting the securities to cash.

Because the net asset value of the Fund's shares will fluctuate as a result of changes in the market value of securities owned, the amount a shareholder receives upon redemption may be more or less than the amount paid for the shares.

                         ------------------------------

                    DIVIDENDS, DISTRIBUTIONS AND TAX STATUS
                          ---------------------------

It is the intention of the Fund to distribute to its shareholders all of each fiscal year's net investment income and net realized capital gains, if any, on the Fund's investment portfolio. The amount and time of any such distribution must necessarily depend upon the realization by the Fund of income and capital gains from investments.

Each income dividend and capital gains distribution, if any, declared by the Fund will be reinvested in full and fractional shares based on the net asset value as determined on the payment date for such distributions, unless the shareholder or its duly authorized agent has elected to receive all such payments or the dividend or distribution portions thereof in cash. Changes in the manner in which dividend and distribution payments are made may be requested by the shareholder or its duly authorized agent at any time through written notice to the Company and will be effective as to any subsequent payment if such notice is received by the Company prior to the record date used for determining the shareholders entitled to such payment. Any dividend and distribution election will remain in effect until the Company is notified by the shareholder in writing to the contrary.

Dividends generally are taxable to shareholders at the time they are paid. However, dividends declared in October, November and December by the Fund and made payable to shareholders of record in such a month are treated as paid and are thereby taxable as of December 31, provided that the Fund pays the dividend no later than January 31 of the following year.

The Company intends to qualify the Fund as a "regulated investment company" under Subchapter M of the Code. The Fund will be treated as a separate fund for tax purposes and thus the provisions of the Code generally applicable to regulated investment companies will be applied to the Fund. In addition, net capital gains, net investment income, and operating expenses will be determined separately for the Fund. By complying with the applicable provisions of the Code, the Fund will not be subject to federal income taxes with respect to net investment income and net realized capital gains distributed to its shareholders.

To qualify under Subchapter M, the Fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or currencies and certain options, futures, and forward contracts; (b) derive less than 30% of its gross income from the sale or other disposition of stock or securities held less than three months; and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash items, U.S. Government securities and other securities, limited, in respect of any

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                                    Page 36
one issuer, to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

In any fiscal year in which the Fund so qualifies and distributes at least 90% of the sum of its investment company taxable income (consisting of net investment income and the excess of net short-term capital gains over net long-term capital losses) and its tax-exempt interest income (if any), it will be taxed only on that portion, if any, of such investment company taxable income and any net capital gain that it retains. The Fund expects to so distribute all of such income and gains on an annual basis, and thus will generally avoid any such taxation.

Even though the Fund qualifies as a "regulated investment company," it may be subject to certain federal excise taxes unless the Fund meets certain additional distribution requirements. Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain net income (both long-term and short-term) for the one-year period ending on October 31 (as though the one year period ending on October 31 were the regulated investment company's taxable year), and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the Fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the Fund pays income tax for the year. The Fund intends to meet these distribution requirements to avoid the excise tax liability.

Shareholders who are subject to federal or state income or franchise taxes will be required to pay taxes on dividends and capital gains distributions they receive from the Fund whether paid in additional shares of the Fund or in cash. To the extent that dividends received by the Fund would qualify for the 70% dividends received deduction available to corporations, the Fund must designate in a written notice to shareholders the amount of the Fund's dividends that would be eligible for this treatment. In order to qualify for the dividends received deduction, a corporate shareholder must hold the Fund shares paying the dividends upon which a dividend received deduction is based for at least 46 days. Shareholders, such as qualified employee benefit plans, who are exempt from federal and state taxation generally would not have to pay income tax on dividend or capital gain distributions. Prospective tax-exempt investors should consult their own tax advisers with respect to the tax consequences of an investment in the Fund under federal, state, and local tax laws.

Clients who purchase shares of the Fund shortly before the record date of a dividend or capital gain distribution will pay full price for the shares ("buying a dividend") and then receive some portion of the price back as a taxable dividend or capital gain distribution.

Federal law requires the Company to withhold 31% of income from dividends, capital gains distributions and/or redemptions (including exchanges) that occur in certain shareholder accounts if the shareholder has

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                                    Page 37
not properly furnished a certified correct Taxpayer Identification Number and has not certified that withholding does not apply. Amounts withheld are applied to the shareholder's federal tax liability, and a refund may be obtained from the Internal Revenue Service if withholding results in an overpayment of taxes.

Under the Code, distributions of net investment income by the Fund to a shareholder who, as to the U.S., is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate, whichever is less). Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Distributions of net long-term capital gains to foreign shareholders who are neither U.S. resident aliens nor engaged in a U.S. trade or business are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

Many of the options, future contracts and forward contracts entered into by the Fund are "Section 1256 contracts". Any gains or losses on Section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses, although certain foreign currency gains and losses from such contracts may be treated as ordinary income in character. Section 1256 contracts held by the Fund at the end of each taxable year (and for purposes of 4% nondeductible excise tax on October 31 or such other dates as prescribed under the Code) are "marked to market," with the result that unrealized gains or losses are treated as though they were realized.

Generally, the hedging transactions and other transactions in options, futures and forward contracts undertaken by the Fund may result in "straddles" for U. S. federal income tax purposes. The straddle rules may affect the character of gains or losses realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle position may be deferred under the straddle rules, rather than being taken into account for the taxable year in which these losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of hedging transactions and options, futures and forward contracts to the Fund are not entirely clear.

Hedging transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders. The Fund may make one or more of the elections available under the Code which are applicable to straddle positions. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under the rules that vary according to elections made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions. Because the application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions. The qualification rules of Subchapter M may limit the extent

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                                    Page 38
to which the Fund will be able to engage in hedging transactions and other transactions involving options, futures contracts or forward contracts.

Under the Code, gains or losses attributable to fluctuations and exchange rates which occur between the time the Fund accrues interest or other receivables, or accrues expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or loss. Similarly, on the disposition of debt securities denominated in foreign currency and on the disposition of certain future contracts, forward contracts and options, gains or losses attributable to fluctuation in the value of foreign currency between the date of acquisition of the debt security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gain or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to shareholders as ordinary income.

The Fund may be required to pay withholding and other taxes imposed by foreign countries which would reduce the Fund's investment income, generally at rates from 10% to 40%. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. To the extent the Fund does pay foreign withholding or other foreign taxes on certain of its investments, investors will not be able to deduct their pro rata shares of such taxes in computing their taxable income and will not be able to take their share of such taxes as a credit against their United States income taxes.

Each shareholder will receive, following the end of each fiscal year of the Company, full information on dividends, capital gains distributions and other reportable amounts with respect to shares of the Fund for tax purposes, including information such as the portion taxable as capital gains, and the amount of dividends, if any, eligible for the federal dividends received deduction for corporate taxpayers.

The foregoing is a general abbreviated summary of present United States Federal income tax laws and regulations applicable to dividends and distributions by the Fund. Investors are urged to consult their own tax advisers for more detailed information and for information regarding any foreign, state, and local tax laws and regulations applicable to dividends and distributions received.

                         ------------------------------

                          DESCRIPTION OF CAPITAL STOCK
                          ---------------------------

The Company was incorporated in Maryland on March 16, 1979. The authorized capital stock of the Company is 25,000,000 shares of capital stock (par value $.10 per share) of which 4,500,000 shares have been designated as shares of RCM International Growth Equity Fund A, 12,000,000 shares have been designated as shares of RCM Growth Equity Fund and 8,000,000 shares have been designated as shares of RCM Small Cap Fund. The Company's Board of Directors has authorized the issuance of three series of shares of capital stock, each representing an interest in one of three investment portfolios, RCM International Growth Equity Fund A, RCM Growth Equity Fund and RCM Small Cap Fund, and the Board of Directors may, in the future, authorize the issuance of other series of capital stock representing shares of additional investment portfolios or funds. All shares of the Company have equal voting rights and will be voted in the aggregate, and not by

--------------------------------------------------------------------------------
series, except where voting by series is required by law or where the matter involved affects only one series. There are no conversion or preemptive rights in connection with any shares of the Company. All shares of the Fund when duly issued will be fully paid and non-assessable. The rights of the holders of shares of the Fund may not be modified except by vote of the majority of the outstanding shares of the Fund. Certificates are not issued unless requested and are never issued for fractional shares. Fractional shares are liquidated when an account is closed. As of May 22, 1995, there were 250,000 shares of the Fund outstanding.

All shareholders of the Fund are also clients of the Investment Manager. (See INVESTMENT BY EMPLOYEE BENEFIT PLANS.) As investment manager for discretionary account clients, the Investment Manager may be authorized to determine the amount and timing of purchases and redemptions of the Fund's shares held by such clients, subject only to general restrictions and approvals of such clients. As a result, the Investment Manager under law may also be deemed the beneficial owner of all of the outstanding shares of the Fund and in "control" of the Fund on account of such beneficial ownership. Nevertheless, each shareholder of the Fund that is a client of the Investment Manager retains the general authority to restrict or instruct the Investment Manager with respect to investments in shares of the Fund.

Shares of the Company have non-cumulative voting rights, which means that the holders of more than 50% of all series of the Company's shares voting for the election of directors can elect 100% of the directors if they wish to do so. In such event, the holders of the remaining less than 50% of the shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors.

The Company is not required to hold a meeting of shareholders in any year in which the 1940 Act does not require a shareholder vote on a particular matter, such as election of directors. The Company will hold a meeting of its shareholders for the purpose of voting on the question of removal of one or more directors if requested in writing by the holders of at least 10% of the Company's outstanding voting securities, or to assist in communicating with its shareholders as required by Section 16(c) of the 1940 Act.

                         ------------------------------

                              SHAREHOLDER REPORTS
                          ---------------------------

The fiscal year of the Fund ends on December 31 of each year. The Fund will issue to its shareholders semi-annual and annual reports; each annual report will contain a schedule of the Fund's portfolio securities, audited annual financial statements, and information regarding purchases and sales of securities during the period covered by the report as well as information concerning the Fund's performance in accordance with rules promulgated by the SEC. In addition, shareholders will receive quarterly statements of the status of their accounts reflecting all transactions having taken place within that quarter. The Federal income tax status of shareholders' distributions will also be reported to shareholders after the end of each fiscal year.

--------------------------------------------------------------------------------

                         ------------------------------

                                    COUNSEL
                          ---------------------------

The validity of the shares offered by this Prospectus has been passed upon by Paul, Hastings, Janofsky & Walker, 555 South Flower Street, Los Angeles, California 90071. Paul, Hastings, Janofsky & Walker have acted and will continue to act as counsel to the Investment Manager in various matters.

                         ------------------------------

                            INDEPENDENT ACCOUNTANTS
                          ---------------------------

Coopers & Lybrand L.L.P., 333 Market Street, San Francisco, California 94105, have been appointed as independent auditors for the Company. Coopers & Lybrand L.L.P. will conduct an annual audit of the Fund, assist in the preparation of the Fund's federal and state income tax returns, and consult with the Company as to matters of accounting, regulatory filings, and federal and state income taxation.

                         ------------------------------

                  SAFEKEEPING OF SECURITIES, DISTRIBUTOR, AND
                         TRANSFER AND REDEMPTION AGENT
                          ---------------------------

State Street Bank and Trust Company, U.S. Mutual Funds Services Division, P.O. Box 1713, Boston, Massachusetts 02105 serves as Custodian of all securities and funds owned by the Fund in accordance with the terms of a Custodial Agreement between the Company and the Custodian. The Custodian also provides dividend paying services to the Fund.

The Company acts as its own transfer and redemption agent for its common stock, and solicits orders from qualified investors to purchase Fund shares.

                         ------------------------------

                             ADDITIONAL INFORMATION
                          ---------------------------

This Prospectus does not contain all of the information set forth in the Company's registration statement and related forms as filed with the SEC, certain portions of which are omitted in accordance with rules and regulations of the SEC. The registration statements and related forms may be inspected at the Public Reference Room of the Commission at Room 1024, 450 5th Street, N.W., Judiciary Plaza, Washington, D.C. 20549, and copies thereof may be obtained from the Commission at prescribed rates.

--------------------------------------------------------------------------------

Under an Agreement dated March 16, 1979, the Investment Manager (through its predecessor, Rosenberg Capital Management) has granted the Company the right to use the "RCM" name and has reserved the right to withdraw its consent to the use of such name by the Company at any time, or to grant the use of such name to any other company. In addition, the Company has granted the Investment Manager, under certain conditions, the use of any other name it might assume in the future, with respect to any other investment company sponsored by the Investment Manager.

The Fund may from time to time compare its investment results with various unmanaged indexes (which generally do not reflect deductions for administrative and management costs and expenses) and indexes prepared by consultants, mutual fund ranking entities, and financial publications, including the following, among others:

1. The Morgan Stanley Capital International EAFE Market Capitalization-Weighted and GDP-Weighted Indices, and the Morgan Stanley Emerging Market-Free Index, which are widely recognized unmanaged indices based on securities listed on exchanges in European, Australian and Far Eastern markets, and various blends of such Indices.

2. The Standard & Poor's 500 Index, which is a widely recognized index composed of the capitalization-weighted average of the price of 500 of the largest publicly traded stocks in the United States.

3.  Data  and mutual fund  rankings published or  prepared by Lipper  Analytical
    Services,   Inc.  and  Morningstar,  which  rank  mutual  funds  by  overall performance, investment objectives, and assets.

--------------------------------------------------------------------------------

                         ------------------------------

          APPENDIX A: INFORMATION REGARDING CERTAIN FOREIGN COUNTRIES
                          ---------------------------

As indicated earlier, investments in securities of issuers that are organized or headquartered in Japan, the United Kingdom and Germany may in each case aggregate up to 65% of the Fund's total assets. In addition, the Fund may be exposed in amounts greater than 25% of its total assets, as adjusted to reflect currency transactions and securities positions, to the currencies of each of such countries as well as the U.S. dollar. Because the Fund may invest more than 25% of its total assets in each of such countries or currencies, the following summaries are included to provide a brief general discussion of the economic and certain other conditions of each of these countries. The information in these summaries has been derived from sources that the Fund believes to be reliable, but has not been independently verified. In some cases the data are seasonally adjusted. Currency exchange rate is a period average except for market capitalization data, which is based on year-end exchange rates.

Although these countries have developed economies, even developed countries are subject to periods of economic or political instability. For example, efforts by the member countries of the European Community to eliminate internal barriers to the free movement of goods, persons, services and capital have encountered opposition arising from the conflicting economic, political and cultural interests and traditions of the member countries and their citizens. The reunification of the former German Democratic Republic (East Germany) with the Federal Republic of Germany (West Germany) and other political and social events in Europe have caused considerable economic and social dislocations. Such events can materially affect securities markets and have also disrupted the relationship of such currencies with each other and with the U.S. dollar. Similarly, events in the Japanese economy as well as social developments may affect Japanese securities and currency markets, as well as the relationship of the Japanese yen to the U.S. dollar. Future political, economic and social developments can be expected to produce continuing effects on securities and currency markets.

                         ------------------------------

                                    GERMANY
                          ---------------------------

The currency is the Deutschemark (April 28, 1995: GDM 1.3865 = $1 U.S.). Gross Domestic Product was DM 3,320 billion ($2,042 billion) in 1994. The current account balance in 1994 was a deficit of DM 50 billion ($34 billion), which was 1.7% of the GDP. The annual rate of inflation in 1994 was 3.0%. The average rate of inflation for the three years ending 1994 was 3.7%.

At the end of 1994 and 1993, market capitalization (in ECU millions) for the main market in domestic equities was 326,360 and 395,992, respectively, which was a decrease of 17.6%. The German Stock Index, DAX, which comprises 30 selected German blue chip stocks, was 1,545.05, 2,266.68 and 2,106.5 at year-end 1992, 1993 and 1994, respectively.

--------------------------------------------------------------------------------

                         ------------------------------

                                     JAPAN
                          ---------------------------

The currency is the Yen (April 28, 1995: Y84.33 = $1 U.S.). Gross Domestic Product was Y471 trillion ($4,651 billion) in 1994. The current account balance in 1994 was a surplus of Y13.2 trillion ($129 billion), which was 2.8% of the GDP. The annual rate of inflation in 1994 was 0.7%. The average rate of inflation for the three years ending 1994 was 1.2%. Japan is a highly industrialized nation with a population in excess of 120 million people.

At the end of 1994 and 1993, total market value of shares listed on the Tokyo stock exchange was $3,553 billion and $2,881 billion, respectively, which was an increase of 23.3%. The Nikkei stock average, which is calculated on a formula similar to that used for the Dow Jones average in the United States, was 16,924.95, 17,417.24 and 19,723 at year-end 1992, 1993 and 1994, respectively.

                         ------------------------------

                                 UNITED KINGDOM
                          ---------------------------

The currency is the Pound Sterling (April 28, 1995: L.6203 = $1 U.S.). Gross Domestic Product was L668 billion ($1,014 billion) in 1994. The current account balance in 1994 was a deficit of L0.2 billion ($0.3 billion), which was .03% of the GDP. The annual rate of inflation in 1994 was 2.4%. The average rate of inflation for the three years ending 1994 was 2.7%.

At the end of 1994 and 1993, market capitalization (in ECU millions) for the main market in domestic equities was 1,022 and 896, respectively, which was a decrease of 12.3%. The FT Industrial Ordinary Share Index, based on the shares of 30 companies chosen to be representative of British industry and commerce, was 2,846.50, 3,418.40 and 3,065.5 at year-end 1992, 1993 and 1994, respectively.

--------------------------------------------------------------------------------

                         ------------------------------

              APPENDIX B: CERTAIN PORTFOLIO MANAGEMENT TECHNIQUES
                          ---------------------------

As indicated above, the Fund may engage in stock options and stock index option transactions, futures and futures option transactions, and various other currency management transactions. The following material provides further information regarding these transactions and the associated risks.

                         ------------------------------

                              FUTURES TRANSACTIONS
                          ---------------------------

The Fund may purchase and sell stock index futures contracts and futures options as a hedge against changes in market conditions that may result in changes in the value of the Fund's portfolio securities, in accordance with the strategies more specifically described below. The Fund will engage in transactions in stock index futures contracts or futures options consistent with the Fund's investment objective. A stock index (such as the Standard & Poor's 500 Stock Price Index) assigns relative values to the common stocks included in the index, and the index fluctuates with changes in the market values of the common stocks so included. The Fund may also purchase and sell currency futures contracts and futures options, in accordance with the strategies more specifically described below, to hedge against currency exchange rate fluctuations or to enhance returns.

FUTURES CHARACTERISTICS. A futures contract is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index or currency at the close of the last trading day of the contract and the price at which the index or currency contract was originally written. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by payment of the change in the cash value of the index or currency. No physical delivery of the underlying stocks in the index or currency is made.

Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the Fund's Custodian (in the name of the futures commission merchant (the "FCM")) an amount of cash or U.S. Treasury bills which is referred to as an "initial margin" payment. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the Fund to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts customarily are purchased and sold with initial margins that may range upwards from less than 5% of the value of the futures contract being traded. Subsequent payments, called variation margin, to

--------------------------------------------------------------------------------
and from the FCM, will be made on a daily basis as the price of the underlying stock index or currency varies, making the long and short positions in the futures contract more or less valuable. This process is known as "marking to the market." For example, when the Fund has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value and the Fund will receive from the FCM a variation margin payment equal to that increased value. Conversely, when the Fund has purchased a stock index futures contract and the price of the underlying stock index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the FCM. At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an identical opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

CHARACTERISTICS OF FUTURES
OPTIONS. The Fund may also purchase call options and put options on stock index and currency futures contracts ("futures options"). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A futures option may be closed out (before exercise or expiration) by an offsetting purchase or sale of a futures option of the same series.

PURCHASE OF FUTURES. When the Investment Manager anticipates a significant stock market or stock market sector advance, the purchase of a stock index futures contract affords a hedge against not participating in such advance at a time when the Fund is not fully invested in equity securities. Such purchase of a futures contract would serve as a temporary substitute for the purchase of individual stocks which may later be purchased (with attendant costs) in an orderly fashion. As such purchases of individual stocks are made, an approximately equivalent amount of stock index futures would be terminated by offsetting sales. Similarly, the Investment Manager may purchase a currency futures contract when it anticipates the subsequent purchase of particular securities and has the necessary cash, but expects the currency exchange rates then available in the applicable market to be less favorable than rates that are currently available, or to attempt to enhance return when it anticipates that future currency exchange rates will be more favorable than current rates.

SALE OF FUTURES. The Fund may sell stock index futures contracts in anticipation of or during a general stock market or market sector decline that may adversely affect the market values of the Fund's portfolio of equity securities. To the extent that the Fund's portfolio of equity securities changes in value in correlation with a given stock index, the sale of futures contracts on that index would reduce the risk to the portfolio of a market decline and, by so doing, would provide an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs. Similarly, the Investment Manager may sell a currency futures contract to hedge against an anticipated decline in foreign currency rates that would adversely affect the dollar value of the Fund' portfolio securities denominated in such currency, or may sell a currency futures contract in one currency to hedge against

--------------------------------------------------------------------------------
fluctuations in the value of securities denominated in a different currency if there is an established historical pattern or correlation between the two currencies.

PURCHASE OF PUT OPTIONS ON
FUTURES. The purchase of put options on stock index futures contracts is analogous to the purchase of puts on individual stocks, where an absolute level of protection from price fluctuation is sought below which no additional economic loss would be incurred by the Fund. Put options may be purchased to hedge a portfolio of stocks or a position in the futures contract upon which the put option is based against a possible decline in market value. The purchase of a put option on a currency futures contract can be used to hedge against unfavorable movements in currency exchange rates, or to attempt to enhance returns in contemplation of movements in such rates.

PURCHASE OF CALL OPTIONS ON
FUTURES. The purchase of a call option on stock index futures contracts represents a means of obtaining temporary exposure to market appreciation with risk limited to the premium paid for the call option. It is analogous to the purchase of a call option on an individual stock, which can be used as a substitute for a position in the stock itself. Depending on the pricing of the option compared to either the futures contract upon which it is based, or to the price of the underlying stock index itself, it may be less risky, because losses are limited to the premium paid for the call option, when compared to the ownership of the stock index futures contract or the underlying stock. Like the purchase of a stock index futures contract, the Fund would purchase a call option on a stock index futures contract to hedge against a market advance when the Fund is not fully invested. Similarly, the purchase of a call option on a currency futures contract represents a means of obtaining temporary exposure to favorable currency exchange rate movements with risk limited to the premium paid for the call option.

LIMITATIONS ON PURCHASE AND SALE OF FUTURES AND FUTURES
OPTIONS. The Fund will not engage in transactions in stock index futures contracts or futures options for speculation, but only as a hedge against changes in the value of securities held in the Fund's portfolio, or securities which the Investment Manager intends to purchase for the portfolio, resulting from actual or anticipated changes in general market conditions. Such transactions will only be effected when, in the view of the Investment Manager, they are economically appropriate to the reduction of risks inherent in the ongoing management of the Fund's investment portfolio. However, as described earlier, the Fund may engage in transactions in currency futures contracts or futures options to enhance returns as well as to hedge against unfavorable currency movements.

The Fund may not purchase or sell futures contracts or purchase futures options if, immediately thereafter, more than 30% of the value of its net assets would be hedged. In addition, the Fund may not purchase or sell futures or purchase futures options if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for futures options would exceed 5% of the market value of the Fund's total assets. In Fund transactions involving futures contracts, to the extent required by applicable SEC guidelines, an amount of cash and cash equivalents equal to the market value of the futures contracts will be deposited by the Fund in a segregated account with the Fund's Custodian, or in other segregated accounts as regulations may allow, to collateralize the position and thereby to insure that the use of such futures is unleveraged.

--------------------------------------------------------------------------------

TAX TREATMENT. The extent to which the Fund may engage in futures and futures option transactions may be limited by the requirements of the Internal Revenue Code of 1986 for qualification as a regulated investment company and the Fund's intention to continue to qualify as such. Certain of these transactions may be "Section 1256 contracts." Gains or losses on Section 1256 contracts generally are treated as 60% long-term and 40% short-term ("60/40") capital gains or losses. Also, any Section 1256 contracts that are held by the Fund at the end of a taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is generally treated as a 60/40 gain or loss.

REGULATORY MATTERS. The Fund has filed a claim of exemption from registration as a commodity pool with the Commodity Futures Trading Commission (the "CFTC"). The Fund intends to conduct its futures trading activity in a manner consistent with that exemption. The Investment Manager is registered with the CFTC as both a Commodity Pool Operator and as a Commodity Trading Advisor.

INVESTMENT AND RISK CONSIDERATIONS. There are several risks in connection with the use of futures in the Fund as a hedging device. One risk arises because the correlation between movements in the price of the future and movements in the price of the securities or currencies or currencies which are the subject of the hedge is not always perfect. The price of the future may move more than, or less than, the price of the securities or currencies being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities or currencies being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities or currencies being hedged has moved in a favorable direction, this advantage will be partially offset by movement in the value of the future. If the price of the future moves more than the price of the securities or currencies, the Fund will experience either a loss or a gain on the future which will not be completely offset by movements in the price of the securities or currencies which are the subject of the hedge.

To compensate for the imperfect correlation of movements in the price of securities or currencies being hedged and movements in the price of the futures, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities or currencies being hedged, if the historical volatility of the price of such securities or currencies has been greater than the historical volatility of the securities or currencies. Conversely, the Fund may buy or sell fewer futures contracts if the historical volatility of the price of the securities or currencies being hedged is less than the historical volatility of the securities or currencies. It is also possible that, when the Fund has sold futures to hedge its portfolio against decline in the market, the market may advance and the value of the securities held in the Fund's portfolio may decline. If this occurs, the Fund will lose money on the future and also experience a decline in value in its portfolio securities.

Because of the low margins required, futures trading involves a high degree of leverage. As a result, a relatively small investment in a futures contract may result in immediate and substantial loss or gain to the Fund. A purchase or sale of a futures contract may result in losses in excess of the initial margin for the futures contract, and such losses are potentially unlimited. However, the Fund would have sustained comparable losses if,

--------------------------------------------------------------------------------
instead of the futures contract, it had invested in the underlying financial instrument and sold the instrument after the decline.

When futures are purchased to hedge against a possible increase in the price of stock before the Fund is able to invest its cash (or cash equivalents) in stock in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in stock at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities or currencies which are the subject of the hedge, the price of futures contracts may not correlate perfectly with movement in the stock index or currency due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions. This practice could distort the normal relationship between the index or currency and futures markets. Second, from the point of view of speculators, the deposit requirements in the futures market may be less onerous than margin requirements in the securities or currency market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in the stock index or currency and movements in the price of stock index or currency futures, a correct forecast of general market or currency trends by the Investment Manager still may not result in a successful hedging transaction over a very short time frame.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reach, no more trades may be made on that day at a price beyond the limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions.

Compared to the use of futures contracts, the purchase of options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the use of an option on a futures contract would result in a loss to the Fund when the use of a futures contract would not, such as when there is no movement in the level of an index. In addition, daily changes in the value of the option due to changes in the value of the underlying futures contract are reflected in the net asset value of the Fund.

The Fund will only enter into futures contracts or purchase futures options that are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. However, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular futures contract or futures option or at any particular time. In such event, it may not be possible to close a futures position, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities or currencies, an increase in the price of the securities or currencies, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities or currency will, in fact, correlate

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with the movements in the futures contract and thus provide an offset to  losses on a futures contract.

Successful use of futures by the Fund for hedging purposes or to enhance returns is subject to the Investment Manager's ability to predict correctly movements in the direction of the securities and currency markets. For example, if the Fund hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increased instead, the Fund would lose part or all of the benefit of the increased value of its stocks which it hedged because it would have offsetting losses in its futures positions. In addition, in such situations, if the Fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements. Such sales of securities might be, but would not necessarily be, at increased prices which would reflect the rising market. As a result, the Fund might have to sell securities at a time when it might be disadvantageous to do so. Similarly, if the Fund purchased currency futures contracts with the intention of profiting from a favorable change in currency exchange rates, and the change was unfavorable, the Fund would incur a loss, and might have to sell securities to meet daily variation margin requirements at a time when it might be disadvantageous to do so. The Investment Manager has been actively engaged in the provision of investment supervisory services for institutional and individual accounts since 1970, but the skills required for the successful use of futures and options on futures are different from those needed to select portfolio securities, and the Investment Manager has limited prior experience in the use of futures or options techniques in the management of assets under its supervision.

                         ------------------------------

                  OPTIONS ON SECURITIES AND SECURITIES INDICES
                          ---------------------------

The Fund may purchase covered "put" and "call" options with respect to securities which are otherwise eligible for purchase by the Fund and with respect to various stock indices subject to certain restrictions. The Fund will engage in trading of such derivative securities exclusively for hedging purposes.

PURCHASE PUT AND CALL OPTIONS. If the Fund purchases a put option, the Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for "American-style" options) or on the option expiration date (for "European-style" options). Purchasing put options may be used as a portfolio investment strategy when the Investment Manager perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If the Fund is holding a stock which it feels has strong fundamentals, but for some reason may be weak in the near term, the Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, the Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put's strike price and the market price of the underlying security on the date the Fund exercises the put, less transaction costs, will be the amount by which the Fund will be able to hedge against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the

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                                    Page 50
put's strike price, the put will expire worthless, representing a loss of the price the Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

If the Fund purchases a call option, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of insurance policy to hedge against losses that could occur if the Fund intends to purchase the underlying security and the security thereafter increases in price. The Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If the price of the underlying security thereafter falls, the price the Fund pays for the security will in effect be increased by the premium paid for the call option less any amount for which such option may be sold.

Prior to exercise or expiration, an option may be sold by the Fund when it has remaining value through a "closing sale transaction," which is accomplished by selling an option of the same series as the option previously purchased.

STOCK INDEX OPTIONS. The Fund may also purchase put and call options with respect to the S&P 500 Stock Price Index and other stock indices. Such options may be purchased as a hedge against changes resulting from market conditions in the values of securities which are held in the Fund's portfolio or which it intends to purchase or sell, or when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund.

The distinctive characteristics of options on stock indices create certain risks that are not present with stock options generally. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on a stock index would be subject to the Investment Manager's ability to predict correctly movements in the direction of the stock market generally. This requires different skills and techniques than predicting changes in the prices of individual stocks.

Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading of index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this were to occur, the Fund would not be able to close out options which it had purchased, and if restrictions on exercise were imposed, the Fund might be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the policy of the Fund to purchase put or call options only with respect to an index which the Investment Manager believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.

DEALER OPTIONS. The Fund may engage in transactions involving dealer options as well as exchange-traded options. Options not traded on an exchange generally lack the liquidity of an exchange traded option, and may be subject to the Fund's restriction on investment in illiquid securities. In addition,

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                                    Page 51
dealer options may involve the risk that the securities dealers participating in such transactions will fail to meet their obligations under the terms of the option.

RISKS OF INVESTING IN OPTIONS. There are several risks associated with transactions in options on securities and indices. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which the Fund may enter into options transactions may be limited by the Internal Revenue Code requirements for qualification of an Investor as a regulated investment company.

In addition, when trading options on foreign exchanges, many of the protections afforded to participants in United States option exchanges will not be available. For example, there may be no daily price fluctuation limits in such exchanges or markets, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

Potential losses to the writer of an option are not limited to the loss of the option premium received by the writer, and thus may be greater than the losses incurred in connection with the purchasing of an option.

                         ------------------------------

                         CURRENCY MANAGEMENT TECHNIQUES
                          ---------------------------

Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, the Fund's net asset value to fluctuate as well. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency

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                                    Page 52
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exchange  rates also  can be affected  unpredictably by intervention  by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. The market in forward foreign currency exchange contracts, currency swaps and other
privately   negotiated  currency  instruments  offers  less  protection  against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. To the extent that a substantial portion of the Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may purchase or sell forward foreign currency exchange contracts for hedging purposes or to seek to increase total return when the Investment Manager anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. When purchased or sold to increase total return, forward foreign currency exchange contracts are considered speculative. In addition, the Fund may enter into forward foreign currency exchange contracts in order to protect against anticipated changes in future foreign currency exchange rates. The Fund may engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the Investment Manager determines that the there is a pattern of correlation between the two currencies.

The Fund may enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase. The Fund may enter into contracts to sell foreign currencies to protect against the decline in value of its foreign currency denominated or quoted portfolio securities, or a decline in the value of anticipated dividends from such securities, due to a decline in the value of foreign currencies against the U.S. dollar. Contracts to sell foreign currency could limit any potential gain which might be realized by the Fund if the value of the hedged currency increased.

If the Fund enters into a forward foreign currency exchange contract to sell foreign currency to increase total return or to buy foreign currency for any purpose, the Fund will be required to place cash or liquid, high grade debt securities in a segregated account with the Fund's custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.

Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. The Fund will not enter into such transactions unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Investment Manager.

OPTIONS ON FOREIGN CURRENCIES. The Fund may purchase and sell (write) put and call options on foreign currencies for the

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                                    Page 53
purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and anticipated dividends on such securities and against increases in the U.S. dollar cost of foreign securities to be acquired. The Fund may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency, if there is a pattern of correlation between the two currencies. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. The Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. In addition, the Fund may purchase call or put options on currency to seek to increase total return when the Investment Manager anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. When purchased or sold to increase total return, options on currencies are considered speculative. Options on foreign currencies to be written or purchased by the Fund will be traded on U.S. and foreign exchanges.

CURRENCY SWAPS. The Fund may enter into currency swaps for both hedging and to seek to increase total return. Currency swaps involve the exchange of rights to make or receive payments in specified currencies. Since currency swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its currency swap positions entered into for hedging purposes. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The Fund will maintain in a segregated account with the Fund's custodian cash and liquid, high grade debt securities equal to the net amount, if any, of the excess of the Fund's obligations over its entitlements with respect to swap transactions. To the extent that the net amount of swap is held in a segregated account consisting of cash or liquid, high grade debt securities, the Fund and the Investment Manager believe that swaps do not constitute senior securities under the 1940 Act and accordingly, will not treat them as being subject to the Fund's borrowing restriction.

The use of currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect in its forecasts of market values and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

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                                    Page 54
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INVESTMENT MANAGER

RCM Capital Management,
A California Limited Partnership
Four Embarcadero Center, Suite 3000
San Francisco, California 94111

TRANSFER AND REDEMPTION AGENT

RCM Capital Funds, Inc.
Four Embarcadero Center, Suite 3000
San Francisco, California 94111

CUSTODIAN

State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

Paul, Hastings, Janofsky & Walker
555 South Flower Street
Los Angeles, California 90071

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.
333 Market Street
San Francisco, California 94105

                                           Combined Prospectus and Statement of
                                                  Additional Information

                                                       May 22, 1995